                                 SCHEDULE 14A
                                (Rule 14a-101)
                -----------------------------------------------

           Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant  X
Filed by a party other than the registrant
Check the appropriate box:
      Preliminary proxy statement
 X    Definitive proxy statement
      Definitive additional materials
      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              The MainStay Funds

               (Name of Registrant as Specified in Its Charter)



                  (Name of Person(s) Filing Proxy Statement)

  Payment of filing fee (Check the appropriate box):

  X   No fee required.
      No Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

      Fee paid previously with preliminary materials:

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement no.:

      (3)   Filing Party:

      (4)   Date Filed:

                                                              September 5, 1997

Dear Shareholder:

  We are pleased to announce a Special Meeting of Shareholders of The MainStay(R) Funds (the "Trust"), which is to be held at 10:00 a.m. EST on October 24, 1997 at the offices of the Trust. Formal notice of the Meeting appears on the next page, followed by the proxy statement. You are invited to attend the meeting, however, if you are unable to be present, we urge you to vote your shares by completing and returning the enclosed proxy card in the envelope provided as soon as possible.

WHAT ARE THE PROPOSALS?

  At the meeting, you will be asked to consider election of the Board of Trustees, approving a Management Agreement between the Trust and MainStay Management, Inc. (the "Manager") and approving Sub-Advisory Agreements between the Manager and MacKay-Shields Financial Corporation as well as between the Manager and Monitor Capital Advisors, Inc. (Equity Index Fund only). All shareholders will be asked to vote to eliminate or revise certain fundamental investment restrictions of the Funds, and to ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust. In addition, certain Funds' class B shareholders will be asked to approve an amendment to the Plans of Distribution. After carefully considering each proposal, the Board of Trustees, which represents your interests in the management of The MainStay Funds, recommends that you vote FOR each of the proposals.

YOUR VOTE IS IMPORTANT.

  Please take a moment now to sign and return your proxy card(s) in the enclosed postage paid envelope. Since several of The MainStay Funds are conducting shareholder meetings, you will receive one proxy card for each Fund you own. PLEASE COMPLETE AND RETURN EACH PROXY CARD YOU RECEIVE.

  The Trust has retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist in the voting process. If we have not obtained your vote after a reasonable period of time, you may receive a telephone call from a representative of SCC reminding you to exercise your right to vote.

Thank you for your cooperation.

Sincerely,

/s/ Alice T. Kane

Alice T. Kane
Chairperson

                              THE MAINSTAY FUNDS
                               51 MADISON AVENUE
                              NEW YORK, NY 10010
                                (800) 624-6782

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                   TO BE HELD OCTOBER 24, 1997 AT 10:00 A.M.

To the Shareholders of The MainStay Funds

  NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the following series of The MainStay Funds (the "Trust"):
California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Index Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Money Market Fund, New York Tax Free Fund, Strategic Income Fund, Tax Free Bond Fund, Total Return Fund and Value Fund (individually a "Fund" and collectively the "Funds"), will be held at the offices of the Trust, 51 Madison Avenue, New York, NY 10010, on October 24, 1997 at 10:00 a.m. for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated September 5, 1997.

  1. To elect the Trustees of the Trust, each to hold office for the lifetime of the Trust and until his or her successor is duly elected and qualified;

  2. To approve a Management Agreement between the Trust on behalf of each of the Funds and MainStay Management, Inc. (the "Manager") (the "Management Agreement");

  3. To approve Sub-Advisory Agreements between the Manager and MacKay-Shields Financial Corporation ("MacKay-Shields") on behalf of the California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Money Market Fund, New York Tax Free Fund, Strategic Income Fund, Tax Free Bond Fund, Total Return Fund and Value Fund and to approve a Sub-Advisory Agreement between the Manager and Monitor Capital Advisors, Inc. ("Monitor") on behalf of the Equity Index Fund;

  4. To approve an amendment to the Plans of Distribution for Class B Shares of each of the Funds other than the Equity Index Fund, which does not offer Class B shares, the Money Market Fund and the Strategic Income Fund;

  5. To eliminate or revise certain fundamental investment restrictions of the Funds;

  6. To ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust for its fiscal year ending December 31, 1997; and

  7. To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Trustees have fixed the close of business on August 25, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Trustees.

                                          By order of the Board of Trustees,

                                          /s/ A. Thomas Smith III

                                          A. Thomas Smith III

New York, New York
September 5, 1997


                            YOUR VOTE IS IMPORTANT

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

                                PROXY STATEMENT

                              THE MAINSTAY FUNDS

                               51 MADISON AVENUE
                              NEW YORK, NY 10010
                                (800) 624-6782

                        SPECIAL MEETING OF SHAREHOLDERS

                   TO BE HELD OCTOBER 24, 1997 AT 10:00 A.M.

                            ----------------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of The MainStay Funds, a Massachusetts business trust (the "Trust"), to be voted at the Special Meeting of Shareholders of California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Index Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Money Market Fund, New York Tax Free Fund, Strategic Income Fund, Tax Free Bond Fund, Total Return Fund and Value Fund (individually a "Fund" and collectively the "Funds"), each a separate investment series of the Trust, to be held at the offices of the Trust, 51 Madison Avenue, New York, New York 10010 on October 24, 1997 at 10:00 a.m., and at any adjournments thereof (collectively, the "Meeting"). Such solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any necessary supplementary solicitation) will be borne by the Funds in proportion to their average net assets. The Notice of Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about September 5, 1997.

  The presence in person or by proxy of the holders of record of one half of the shares of a series or any class of a series of the Trust entitled to vote thereat shall constitute a quorum at the Meeting for that Fund. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the series or class present in person or by proxy shall have the power to adjourn the Meeting with respect to that series or class, from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

  The Board of Trustees has fixed the close of business on August 25, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each share is entitled to one vote. The numbers of outstanding voting Class A and Class B shares of each Fund as of August 15, 1997 are indicated in the following table:

                                                     CLASS A         CLASS B
                                                  -------------- ---------------
California Tax Free Fund.........................  1,722,672.383     646,890.370
Capital Appreciation Fund........................  5,212,376.510  47,978,957.404
Convertible Fund.................................  4,470,970.840  59,275,404.145
Equity Index Fund................................ 12,453,526.728      None
Government Fund..................................  2,067,512.989  81,868,937.337
High Yield Corporate Bond Fund................... 22,893,898.474 362,899,037.645
International Bond Fund..........................  1,105,450.468   1,974,524.359
International Equity Fund........................  1,614,061.700   5,797,783.571
Money Market Fund................................ 67,742,238.684 334,984,086.016
New York Tax Free Fund...........................  1,373,505.614     499,919.354
Strategic Income Fund............................  3,074,033.871   3,023,869.055
Tax Free Bond Fund...............................  1,226,887.089  46,075,899.930
Total Return Fund................................  4,303,898.426  51,255,167.791
Value Fund.......................................  4,466,269.023  55,177,181.885

  Additional information regarding share ownership of the Funds is included as Exhibit A.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the matters specified on the proxy card. Any shareholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at its offices at 51 Madison Avenue, New York, New York 10010, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting.

  The most recent annual and semi-annual reports of the Funds, including financial statements, have been previously mailed to shareholders. IF YOU HAVE NOT RECEIVED THESE REPORTS OR WOULD LIKE TO RECEIVE ADDITIONAL COPIES FREE OF CHARGE, PLEASE CONTACT THE TRUST AT 51 MADISON AVENUE, NEW YORK, NEW YORK 10010, (800) 624-6782 AND THEY WILL BE SENT PROMPTLY BY FIRST-CLASS MAIL.

  To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph, facsimile or personal contact by officers of the Trust, employees of New York Life Insurance Company ("New York Life"), MacKay-Shields Financial Corporation ("MacKay-Shields"), Monitor Capital Advisors, Inc. ("Monitor") or their affiliates, or proxy solicitation firms. Shareholder Communications Corporation has been retained to assist proxy solicitation activities at a cost of approximately $800,000. Shareholders' votes may be taken by telephone by representatives of Shareholders Communication Corporation, subject to procedures designed to authenticate shareholders' identities and confirm voting instructions.

VOTES REQUIRED

  The election of Trustees, as set forth in Proposal One, will require a vote of the holders of a plurality of the Trust's shares present at the Meeting. Approval of the Management Agreement, as set forth in Proposal Two, will require a majority vote of the outstanding voting securities of each Fund. The approval of the Sub-Advisory Agreements between MainStay Management, Inc. (the "Manager") and MacKay-Shields and the Manager and Monitor as set forth in Proposal Three requires a majority vote of the outstanding voting securities of each Fund. The approval of the amendment to the Plans of Distribution for Class B Shares of each Fund other than the Equity Index Fund, Money Market Fund and the Strategic Income Fund as set forth in Proposal Four requires the approval of a majority of the outstanding voting securities of the Class B shares of each Fund. The elimination or revision of certain fundamental investment restrictions of the Funds, as set forth in Proposal Five, will require a majority vote of the outstanding voting securities of each Fund. For purposes of Proposals Two, Three, Four and Five, a majority of the outstanding voting securities of a class or a Fund means the lesser of (1) 67% of the shares of that class or Fund present at a meeting if the holders of more than 50% of the outstanding shares of that class or Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that class or Fund. Ratification of the selection of the independent certified public accountants, set forth in Proposal Six, will require a vote of the holders of a majority of the Trust's shares present at the Meeting.

                                                               SHAREHOLDERS
 PROPOSALS                                                   ENTITLED TO VOTE
 ---------                                                   ----------------
 Proposal One--    ELECTION OF TRUSTEES                     All Funds
 Proposal Two--    APPROVAL OF MANAGEMENT AGREEMENT         All Funds
 Proposal Three--A                                          All Funds other
                   APPROVAL OF SUB-ADVISORY AGREEMENT       than Equity Index
                   BETWEEN THE MANAGER AND MACKAY-SHIELDS   Fund
 Proposal Three--B APPROVAL OF SUB-ADVISORY AGREEMENT       Equity Index Fund
                   BETWEEN THE MANAGER AND MONITOR
 Proposal Four--   APPROVAL OF AMENDMENT TO PLANS OF        Class B
                   DISTRIBUTION FOR CLASS B SHARES          Shareholders of
                                                            all Funds other
                                                            than Equity Index
                                                            Fund, Money Market
                                                            Fund and Strategic
                                                            Income Fund
 Proposal Five--   ELIMINATION OR REVISION OF CERTAIN       All Funds
                   FUNDAMENTAL INVESTMENT RESTRICTIONS OF
                   THE FUNDS
 Proposal Six--    RATIFICATION OF SELECTION OF             All Funds
                   INDEPENDENT CERTIFIED PUBLIC
                   ACCOUNTANTS

                     PROPOSAL ONE -- ELECTION OF TRUSTEES

                                   ALL FUNDS

  At the Meeting, eleven Trustees will be elected, each to serve until he or she resigns, dies or is removed and until his or her successor is duly elected and qualified. The nominees are Edward J. Hogan, Harry G. Hohn, Alice T. Kane, Nancy Maginnes Kissinger, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson, Donald K. Ross, Stephen C. Roussin, Richard S. Trutanic and Walter
W. Ubl, who, if elected, will each serve for an indefinite term. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees.

  Each of the nominees has consented to serve as a Trustee. All the nominees are currently Trustees of the Trust, except for Stephen C. Roussin who is the President of the Trust. The Board of Trustees knows of no reason why any of the nominees would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the Board of Trustees may recommend.

  Certain information concerning the Trustees is set forth as follows:

                                                     YEAR
                                          YEAR     TERM AS    APPROXIMATE NUMBER OF SHARES
 NAME, POSITIONS WITH THE TRUST, AGE,     FIRST    TRUSTEE   BENEFICIALLY OWNED DIRECTLY OR
   PRINCIPAL OCCUPATIONS DURING THE      BECAME      WILL       INDIRECTLY AS OF AUGUST
PAST FIVE YEARS AND OTHER TRUSTEESHIPS  A TRUSTEE   EXPIRE               1, 1997
- --------------------------------------  --------- ---------- -----------------------------------
Edward J. Hogan, Trustee                  1997    Indefinite               N/A
 Independent management
 consultant, 1991 to
 1995; President,
 Westinghouse--Airship
 Industries, Inc. and
 Managing Director,
 Airship Industries U.K.,
 Ltd., 1987 to 1990. Age:
 64
Harry G. Hohn, Trustee*                   1996    Indefinite Capital                2267.573
 Retired Chairman and                                        Appreciation - A       4088.183
 Chief Executive Officer,                                    Value - A             42109.49
 New York Life Insurance                                     Money Market - A
 Company; Chairman of the
 Board and Chief
 Executive Officer, New
 York Life Insurance
 Company, 1990 to 1997;
 Director, Million Dollar
 Roundtable Foundation,
 1996 to present;
 Director, Insurance
 Marketplace Standards
 Association, 1996 to
 present; Director, Witco
 Corporation, 1989 to
 present; Member,
 International Advisory
 Board of Credit
 Commercial de France,
 1995 to present; and a
 Life Fellow of the
 American Bar Foundation.
 Age: 65
Alice T. Kane,                            1994    Indefinite Capital                 173.4
 Chairperson and Trustee*                                    Appreciation - A        266.313
 Executive Vice                                              Value - A
 President, New York Life
 Insurance Company, 1992
 to present; General
 Counsel, 1992 to 1995;
 Corporate Secretary,
 1989 to 1994; Senior
 Vice President and
 General Counsel, 1986 to
 1992; Director and
 Chairperson, MainStay
 Institutional Funds
 Inc., 1994 to present;
 Director, New York Life
 Foundation, 1992 to
 1995; Director, New York
 Life International
 Investment Inc., 1988 to
 present; Director,
 NYLIFE Inc., 1990 to
 present; Director,
 Greystone Realty
 Corporation, 1994 to
 present; Director,
 Monitor Capital
 Advisors, Inc., 1994 to
 present; Director,
 NYLCare Health Plans,
 Inc.

                                                     YEAR
                                          YEAR     TERM AS
NAME, POSITIONS WITH THE TRUST, AGE,      FIRST    TRUSTEE     APPROXIMATE NUMBER OF SHARES
PRINCIPAL OCCUPATIONS DURING THE         BECAME      WILL     BENEFICIALLY OWNED DIRECTLY OR
PAST FIVE YEARS AND OTHER TRUSTEESHIPS  A TRUSTEE   EXPIRE   INDIRECTLY AS OF AUGUST  1, 1997
- --------------------------------------  --------- ---------- ------------------------------------
 (formerly Sanus Corp.
 Health Systems), 1984 to
 present; Director,
 MacKay-Shields Financial
 Corporation, 1994 to
 present; Director, New
 York Life Benefit
 Services Inc. (pension
 consultant and third
 party administrator),
 1994 to present;
 Director, NYLIFE
 Securities Inc., 1994 to
 present; Director, Eagle
 Strategies Corp.
 (registered investment
 adviser), 1994 to
 present; Director,
 NYLIFE Distributors
 Inc., 1994 to present;
 Director, NYL Management
 Limited, 1995 to
 present; Director, NYL
 Trust Company, 1995 to
 present; Director,
 NYLINK Insurance Agency
 Incorporated, 1996 to
 present; Director, Japan
 Gamma Asset Management
 Limited, 1995 to
 present; Director, New
 York Life Worldwide
 Holding, Inc., 1995 to
 present; Director, New
 York Life and Health
 Insurance Company, 1996
 to present; Director,
 MainStay Shareholder
 Services, Inc., 1997 to
 present; Director, NASD
 Regulation, Inc., 1996
 to present; and Member,
 Board of Governors of
 the National Association
 of Securities Dealers,
 Inc., 1994 to 1996. Age:
 49
Nancy Maginnes Kissinger,                 1986    Indefinite               N/A
 Trustee
 Member, Council of
 Rockefeller University,
 New York, NY, 1991 to
 present; Trustee,
 Council of Rockefeller
 University, 1995 to
 present; Trustee, Animal
 Medical Center, 1993 to
 present; and Trustee,
 The Masters School, 1994
 to present. Age: 63
Terry L. Lierman, Trustee                 1991    Indefinite Capital                 1243.51
 President, Capitol                                          Appreciation - A        3608.136
 Associates, Inc., 1984                                      Value - A               5651.502
 to present; President,                                      High Yield - A          6137.24
 Employee Health                                             Government - A          4193.023
 Programs, 1990 to                                           International           1717.586
 present; Vice Chairman,                                     Equity - A              4448.224
 TheraCom Inc., 1994 to                                      International
 present; Member, UNICEF                                     Bond - A
 National Board, 1993 to                                     Total Return - A
 present; Director,
 Harvard University,
 Pollin Institute, 1995
 to present; Director,
 PeacePac, 1994 to
 present; and
 Commissioner, State of
 Maryland, Higher
 Education Commission,
 1995 to present. Age: 49

                                                     YEAR
                                          YEAR     TERM AS
NAME, POSITIONS WITH THE TRUST, AGE,      FIRST    TRUSTEE     APPROXIMATE NUMBER OF SHARES
PRINCIPAL OCCUPATIONS DURING THE         BECAME      WILL     BENEFICIALLY OWNED DIRECTLY OR
PAST FIVE YEARS AND OTHER TRUSTEESHIPS  A TRUSTEE   EXPIRE   INDIRECTLY AS OF AUGUST  1, 1997
- --------------------------------------  --------- ---------- ------------------------------------
John B. McGuckian,                        1997    Indefinite               N/A
 Trustee
 Chairman of the Board,
 Ulster Television plc,
 1990 to present;
 Director, Ulster
 Television plc, 1970 to
 present; Chairman of
 the Board, Tedcastle
 Holding Ltd. (energy),
 1995 to present;
 Director, Cooneen
 Textiles Ltd. (clothing
 manufacturer), 1967 to
 present; Director
 Allied Irish Banks plc,
 1977 to present;
 Director, First Trust
 Bank, 1991 to present;
 Director, Unidare plc
 (engineering), 1986 to
 present; Director,
 Irish Continental Group
 plc (ferry operations),
 1988 to present;
 Director, Harbour Group
 Ltd. (management
 company), 1980 to
 present; Chairman,
 Industrial Development
 Board, 1990 to present;
 and Chairman of Senate
 and Senior Pro-
 Chancellor, Queen's
 University, 1986 to
 present. Age: 57
Donald E. Nickelson,                      1994    Indefinite               N/A
 Trustee
 Vice Chairman, Harbour
 Group Industries, Inc.,
 1991 to present;
 Director, PaineWebber
 Group, 1980 to 1993;
 President, PaineWebber
 Group, 1988 to 1990;
 Chairman of the Board,
 PaineWebber Properties,
 1985 to 1989; Director,
 Harbour Group, 1986 to
 present; Director, CPA
 10 Real Estate Inv.
 Trust, 1990 to present;
 Director, CIP 11 Real
 Estate Inv. Trust, 1991
 to present; Chairman of
 the Board and Director,
 Rapid Rock Industries,
 Inc., 1986 to present;
 Director and Chairman
 of the Board, Del
 Industries, 1990 to
 present; Trustee, Jones
 Foundation (Los
 Angeles), 1978 to
 present; Director,
 Allied Healthcare
 Products, Inc., 1992 to
 present; Director,
 Sugen, Inc., 1992 to
 present; Director and
 Chairman of the Board,
 Greenfield Industries,
 Inc., 1993 to present;
 Director, DT
 Industries, 1992 to
 present; Chairman of
 the Board, Omniquip
 International, Inc.,
 1996 to present; and
 Advisory Panel,
 Sedgwick James of NY,
 1996 to present. Age:
 63
Donald K. Ross, Trustee*                  1991    Indefinite Money Market - B        34956.95
 Retired Chairman and
 Chief Executive
 Officer, New York Life
 Insurance Company;
 Director, New York Life
 Insurance Company, 1978
 to 1996; President, New
 York Life

                                                     YEAR
                                          YEAR     TERM AS    APPROXIMATE NUMBER OF SHARES
NAME, POSITIONS WITH THE TRUST, AGE,      FIRST    TRUSTEE   BENEFICIALLY OWNED DIRECTLY OR
PRINCIPAL OCCUPATIONS DURING THE         BECAME      WILL       INDIRECTLY AS OF AUGUST
PAST FIVE YEARS AND OTHER TRUSTEESHIPS  A TRUSTEE   EXPIRE               1, 1997
- --------------------------------------  --------- ---------- -----------------------------------
 Insurance Company, 1986
 to 1990; Chairman of
 the Board, New York
 Life Insurance Company,
 1981 to 1990; Chief
 Executive Officer, New
 York Life Insurance
 Company, 1981 to 1990;
 Director, MacKay-
 Shields Financial
 Corporation, 1984 to
 present; and Trustee,
 Consolidated Edison
 Company of New York,
 Inc., 1976 to present.
 Age: 71
Stephen C. Roussin,                        N/A    Indefinite               N/A
 President and Chief
 Executive Officer*
 Senior Vice President,
 New York Life Insurance
 Company, 1997 to
 present; Senior Vice
 President, Smith
 Barney, 1994 to 1997;
 and Division Sales
 Manager, Prudential
 Securities, 1989 to
 1994. Age: 34
Richard S. Trutanic,                      1994    Indefinite               N/A
 Trustee
 Managing Director, The
 Somerset Group
 (financial advisory
 firm), 1990 to present;
 and Director, Allin
 Communications
 Corporation, 1996 to
 present. Age: 44
Walter W. Ubl, Trustee*                   1993    Indefinite Money Market - A      65617.14
 Senior Vice President,                                      High Yield - A        11191.864
 New York Life Insurance                                     Equity Index           1411.879
 Company, 1995 to                                            Capital                1821.706
 present; Vice                                               Appreciation - A       2023.235
 President, 1984 to                                          Value - A               461.461
 1995; Director and Vice                                     Convertible - A        1596.335
 President, NYLIFE                                           Government - A         2695.768
 Distributors Inc., 1993                                     Tax Free - A           2168.025
 to present; and                                             International          2036.249
 Director and Senior                                         Bond - A               2129.281
 Vice President NYLIFE                                       International          1023.327
 Securities Inc., 1996                                       Equity - A
 to present. Age: 55                                         Total Return - A
                                                             Strategic Income -
                                                              A

- -----------
* "Interested person," as defined in the Investment Company Act of 1940.

  During the Trust's fiscal year ended December 31, 1996, the Board of Trustees met four times. The Trust's Board of Trustees has a standing Audit Committee and Nominating Committee, each of which is comprised of the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940 (the "Independent Trustees"). During the Trust's fiscal year ended December 31, 1996, the Audit Committee met twice and the Nominating Committee met three times. The Audit Committee reviews reports prepared by the Trust's independent auditors, recommends approval of audit services and fees, evaluates the independence of the independent auditors and recommends whether to retain the independent auditors. The Nominating Committee selects and nominates individuals to serve as Trustees. For the fiscal year ended December 31, 1996, Mr. Trutanic attended 75 percent of the meetings of the Board of Trustees but fewer than 75 percent of the aggregate of the total number of meetings of the Board of Trustees and the total number of meetings of the Audit and Nominating Committees. It is not expected that the Nominating Committee ordinarily will consider nominees recommended by shareholders.

  As of August 1, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the shares of any class of shares of beneficial interest of each of the Funds. Additional information regarding the Trust's executive officers is included in Exhibit B.

COMPENSATION OF TRUSTEES

  The Independent Trustees of the Trust receive from the Trust an annual retainer of $40,000 and a fee of $1,000 for each Board of Trustees meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.

  For the fiscal year ended December 31, 1996, the Independent Trustees received the following compensation from the Trust:

                                                                     TOTAL
                                                                  COMPENSATION
                                                   AGGREGATE    FROM REGISTRANT
                                                  COMPENSATION  AND FUND COMPLEX
   NAME OF TRUSTEE                               FROM THE TRUST PAID TO TRUSTEES
   ---------------                               -------------- ----------------
   Edward J. Hogan*.............................    $     0         $     0
   Nancy M. Kissinger...........................    $46,000         $46,000
   Terry L. Lierman.............................    $45,000         $45,000
   John B. McGuckian**..........................    $     0         $     0
   Donald E. Nickelson..........................    $45,000         $45,000
   Richard S. Trutanic..........................    $44,000         $44,000
   Ralph A. Pfeiffer***.........................    $33,000         $33,000

- -----------
* Mr. Hogan was elected to his position as Trustee of the Trust on October 28, 1996, effective January 27, 1997.
** Mr. McGuckian was elected to his position as Trustee of the Trust on July 28, 1997.
*** Mr. Pfeiffer passed away on September 13, 1996.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE ELECTION OF THE NOMINEES TO SERVE AS TRUSTEES OF THE TRUST.

               PROPOSAL TWO -- APPROVAL OF MANAGEMENT AGREEMENT

                                   ALL FUNDS

  Management has proposed, and the Board of Trustees has approved, a restructuring of certain entities providing services to the Trust. Under the current structure, MacKay-Shields Financial Corporation, 9 West 57th Street, New York, NY 10019, is the investment adviser to each of the Funds other than the Equity Index Fund. Monitor Capital Advisors, Inc., 504 Carnegie Center, Princeton, NJ 08540, is the investment adviser to the Equity Index Fund. NYLIFE Distributors Inc., 300 Interpace Parkway, Parsippany, NJ 07054 serves as the Funds' administrator. Additional information regarding the Funds' current investment advisory and administrative arrangements is included as Exhibit C.

  Under the proposed structure, a newly formed entity, MainStay Management, Inc., would serve as manager to each of the Funds pursuant to a Management Agreement with the Trust. The Manager would have responsibility for oversight of the portfolio management services provided by MacKay-Shields and Monitor and for managing the Funds' business affairs. A copy of the proposed form of Management Agreement is included as Exhibit D. MacKay-Shields or Monitor (collectively, the "Sub-Advisers") would serve as sub-adviser of each of the Funds and thereby retain primary day-to-day portfolio management responsibility for the Funds and continue to provide the same services it currently provides to each Fund.

  MainStay Management, Inc., whose address is Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, New Jersey 07054, is a newly-organized Delaware corporation. MainStay Management, Inc. is an indirect, wholly-owned subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010. MainStay Management, Inc. is a wholly-owned subsidiary of NYLIFE Inc. Additional information regarding the principal executive officers and directors of MainStay Management, Inc. is included as Exhibit E.

  In addition to engaging the services of the Sub-Advisers, the Manager's administrative functions pursuant to the proposed Management Agreement would include furnishing the Trust with office facilities and providing ordinary clerical, recordkeeping and bookkeeping services. The Manager would assume all the administrative duties performed by NYLIFE Distributors, Inc., which currently serves as administrator of the Funds. Those persons currently associated with NYLIFE Distributors who perform such duties will continue to perform them on behalf of the Manager. Accordingly, there should not be any change in, or disruption of, the administrative services provided to the Funds.

  With respect to each Fund, the Manager would be paid a fee equal to the aggregate of the current investment advisory and administrative fee for that Fund. Thus, there would be no increase in fees paid for investment advisory and administrative services under the proposed structure. All applicable fee breakpoints and fee waivers would remain in effect under the proposed structure. The proposed fees and the current fees are as follows:

      PROPOSED MANAGEMENT FEES (INCLUDES FEES FOR INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES) AND CURRENT INVESTMENT ADVISORY AND ADMINISTRATIVE
                                     FEES

                                                ADVISORY FEE                ADMINISTRATIVE
                                                 RATE PAID                     FEE RATE
                                                 FOR FISCAL                    PAID FOR
                           PROPOSED  CURRENT     YEAR ENDED     CURRENT      FISCAL YEAR
                          MANAGEMENT ADVISORY   DECEMBER 31, ADMINISTRATIVE ENDED DECEMBER
FUND                         FEE       FEE          1996          FEE          31, 1996
- ----                      ---------- --------   ------------ -------------- --------------
California Tax Free
 Fund...................    0.50%     0.25%**      0.20%         0.25%**        0.20%
Capital Appreciation
 Fund...................    0.72%     0.36%*       0.29%         0.36%*         0.29%
Convertible Fund........    0.72%     0.36%        0.36%         0.36%          0.36%
Equity Index Fund.......    0.50%     0.10%        0.10%         0.40%+         0.22%
Government Fund.........    0.60%     0.30%*       0.30%         0.30%*         0.30%
High Yield Corporate
 Bond Fund..............    0.60%     0.30%*       0.28%         0.30%*         0.28%
International Bond
 Fund...................    0.70%     0.45%#       0.25%         0.25%#         0.15%
International Equity
 Fund...................    1.00%     0.60%        0.60%         0.40%          0.40%
Money Market Fund.......    0.50%     0.25%##      0.11%         0.25%##        0.11%
New York Tax Free Fund..    0.50%     0.25%**      0.15%         0.25%**        0.15%
Strategic Income Fund...    0.60%     0.30%***      N/A          0.30%***        N/A
Tax Free Bond Fund......    0.60%     0.30%        0.30%         0.30%          0.30%
Total Return Fund.......    0.64%     0.32%*       0.31%         0.32%*         0.31%
Value Fund..............    0.72%     0.36%###     0.30%         0.36%###       0.30%

- -----------
* NYLIFE Distributors Inc. and MacKay-Shields have voluntarily established combined fee breakpoints for certain of the Funds as follows: for the Government Fund of .55% on assets exceeding $1 billion; for the High Yield Corporate Bond Fund of .55% on assets in excess of $500 million; for the Total Return Fund of .60% on assets in excess of $500 million; and for the Capital Appreciation Fund of .65% on assets in excess of $200 million and .50% on assets in excess of $500 million.
** MacKay-Shields and NYLIFE Distributors Inc. have voluntarily agreed to reimburse the expenses of California Tax Free Fund and New York Tax Free Fund to the extent that operating expenses would exceed on an annualized basis 1.24% and 1.49% for the Class A and Class B shares, respectively, of the average daily net assets.
+ Effective January 1, 1996, in the event the total expenses of Equity Index Fund (including Rule 12b-1 fees) for any fiscal year exceeds .80% of the value of the Fund's average annual net assets, NYLIFE Distributors Inc. will reduce its fees payable by the Fund by the difference between the Fund's total expenses and .80%. This fee waiver is voluntary and may be terminated at any time.
# MacKay-Shields and NYLIFE Distributors Inc. have jointly agreed to waive a portion of their fees payable by the International Bond Fund until such time as the Fund reaches $50 million in assets.
##  Up to $300 million; .225% from $300 to $700 million; .20% from $700 million to $1.0 billion; and .175% in excess of $1.0 billion. MacKay-Shields and NYLIFE Distributors Inc. have voluntarily agreed to assume the expenses of Money Market Fund to the extent that such expenses would exceed on an annualized basis .70% of the average daily net assets of the Fund.
### Up to $200 million; .325% from $200 to $500 million; and .25% in excess of
    $500 million.
*** MacKay-Shields and NYLIFE Distributors Inc. have jointly agreed to voluntarily reduce their fees payable by the Fund to the extent necessary such that total expenses do not exceed on an annual basis 1.15% and 1.90% of the average daily net assets for Class A and B shares, respectively, until such time as the Fund reaches $100 million in assets or one year from the date of the Fund's commencement of operations, whichever may occur first.

  Pursuant to a separate Accounting Agreement, the Manager will serve as Fund Accounting Agent for which the Manager will be paid a separate fee which generally will be less than 0.05% per Fund on an annual basis. NYLIFE Distributors Inc. currently serves as Accounting Agent under a separate Accounting Agreement. There will be no increase in fees under the new arrangement.

BOARD CONSIDERATION

  At a meeting held on July 28, 1997 the Board of Trustees, including the Trustees who are not interested parties to the Management Agreement or interested persons of such parties, considered the proposed restructuring of the entities providing services to the Trust and the services to be provided by the Manager under the Management Agreement. The Board concluded that it would be in the best interests of the Trust and its shareholders to enter into the Management Agreement with the Manager. In coming to that conclusion, the Trustees examined information which included the fees and expenses of the Funds under the current investment advisory and administrative structure and the proposed management structure. The Board also examined the proposed management fees in relation to comparative fees for other funds within each Fund's Lipper peer group.

  The Board noted in particular that the fees paid by the Funds for advisory and administrative services would not increase under the proposed management structure. The Board members also considered the information provided to them regarding MainStay Management, Inc. and its qualifications to act as Manager to the Funds. The Board reviewed information presented by management regarding the anticipated benefits to the Funds and their shareholders from the proposed new management structure. The Board noted that the new structure would centralize overall management responsibility for the Funds and offer the potential for more efficient management supervision. The Board also considered that the proposed new structure would allow for continuity of portfolio management services provided to the Funds because each Fund's current investment adviser would continue to be responsible for day-to-day portfolio management of the Fund as the Fund's Sub-Adviser. The proposed structure would also provide continuity of administrative services since those persons associated with NYLIFE Distributors Inc., the Funds' current administrator, would continue to perform the same services on behalf of the Manager. In addition, the Board noted that the Funds could benefit from an additional level of oversight of the portfolio management services provided to the Funds through the Manager without subjecting the Funds to an increase in the fees paid for investment advisory and administrative services. Finally, the Board noted that the terms of the proposed Management Agreement were substantially similar to the terms of the Funds' current Investment Advisory and Administration Agreements.

  THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE MANAGEMENT AGREEMENT WITH MAINSTAY MANAGEMENT, INC.

  If approved by a majority vote of the outstanding shares of each Fund, the Management Agreement will become effective on the first business day following shareholder approval and will remain in force for a period of two years, and from year to year thereafter, subject to approval annually by the Board of Trustees or by a majority vote of the outstanding shares of each Fund, and also, in either event, approval by a majority of those Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on such approval. If the shareholders of any one or more of the Funds should fail to approve the Management Agreement, that Fund's current investment adviser may continue to serve as investment adviser under its current Advisory Agreement with respect to that Fund and MainStay Management, Inc. would, with Board approval, enter into an administration agreement substantially identical to the current Administration Agreement with NYLIFE Distributors. MainStay Management, Inc. may serve as Manager under the Management Agreement with respect to those Funds whose shareholders approve the Management Agreement.

 PROPOSAL THREE -- APPROVAL OF SUB-ADVISORY AGREEMENTS BETWEEN THE MANAGER AND
              MACKAY-SHIELDS AND BETWEEN THE MANAGER AND MONITOR

                                   ALL FUNDS

  In connection with the restructuring of the entities providing investment advisory and administrative services to the Funds, it is proposed that the Manager enter into Sub-Advisory Agreements with MacKay-Shields on behalf of each of the Funds for which MacKay-Shields currently serves as Investment Adviser, i.e., each of the Funds other than the Equity Index Fund. Similarly, it is proposed that with respect to the Equity Index Fund, the Manager enter into a Sub-Advisory Agreement with Monitor, the current investment adviser to the Equity Index Fund. Such an arrangement would provide for the maintenance of continuity of the day-to-day portfolio management of the Funds with the additional benefit of the Manager serving in an oversight capacity. A copy of the proposed form of composite Sub-Advisory Agreement is included as Exhibit F.

  Pursuant to the proposed Sub-Advisory Agreements between the Manager and MacKay-Shields or Monitor on behalf of each Fund, the Sub-Adviser, subject to the supervision of the Trustees of the Trust and the Manager, shall manage the investment operations of each Fund and the composition of the portfolio of each Fund, including the purchase, retention and disposition of Fund assets, in accordance with the investment objectives, policies and restrictions of the Fund.

  MacKay-Shields, whose address is 9 West 57th Street, New York, New York 10019, was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company. As of June 30, 1997, MacKay-Shields managed over $26.9 billion in assets. Additional information regarding the principal executive officer and directors of MacKay-Shields is included as Exhibit G.

  Monitor, whose address is 504 Carnegie Center, Princeton, New Jersey 08540, is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life Insurance Company. Monitor, a registered investment adviser incorporated in 1988, specializes in quantitative investment techniques such as enhanced indexing and asset allocation. As of June 30, 1997, Monitor managed assets totaling approximately $2.2 billion, mainly of index funds. Additional information regarding the principal executive officer and directors of Monitor is included as Exhibit H.

  Under the proposed Sub-Advisory Agreements, the Manager, not the Funds, would pay MacKay-Shields or Monitor fees at the following annual rates on behalf of each Fund for its services as Sub-Adviser. As shown below, the sub-advisory fees to be paid to MacKay-Shields and Monitor by the Manager under the proposed Sub-Advisory Agreements are equal to the current investment advisory fee rates for each of the Funds with respect to MacKay-Shields and Monitor. All applicable fee breakpoints and fee waivers would remain in effect under the proposed sub-advisory structure. The proposed sub-advisory fee rates and the current investment advisory fee rates are as follows:

  PROPOSED SUB-ADVISORY FEES RATES (TO BE PAID BY MANAGER, NOT THE FUNDS) AND
                     CURRENT INVESTMENT ADVISORY FEE RATES

                                                                   RATE PAID FOR
                                                                    FISCAL YEAR
                                              PROPOSED   CURRENT       ENDED
                                            SUB-ADVISORY ADVISORY  DECEMBER 31,
FUND                                          FEE RATE   FEE RATE      1996
- ----                                        ------------ --------  -------------
California Tax Free Fund...................    0.25%      0.25%**      0.20%
Capital Appreciation Fund..................    0.36%      0.36%*       0.29%
Convertible Fund...........................    0.36%      0.36%        0.36%
Equity Index Fund..........................    0.10%      0.10%        0.10%
Government Fund............................    0.30%      0.30%*       0.30%
High Yield Corporate Bond Fund.............    0.30%      0.30%*       0.28%
International Bond Fund....................    0.45%      0.45%#       0.25%
International Equity Fund..................    0.60%      0.60%        0.60%
Money Market Fund..........................    0.25%      0.25%##      0.11%
New York Tax Free Fund.....................    0.25%      0.25%**      0.15%
Strategic Income Fund......................    0.30%      0.30%         N/A
Tax Free Bond Fund.........................    0.30%      0.30%        0.30%
Total Return Fund..........................    0.32%      0.32%*       0.31%
Value Fund.................................    0.36%      0.36%###     0.30%

- -----------
* NYLIFE Distributors Inc. and MacKay-Shields have voluntarily established combined fee breakpoints for certain of the Funds as follows: for the Government Fund of .55% on assets exceeding $1 billion; for the High Yield Corporate Bond Fund of .55% on assets in excess of $500 million; for the Total Return Fund of .60% on assets in excess of $500 million; and for the Capital Appreciation Fund of .65% on assets in excess of $200 million and .50% on assets in excess of $500 million.
** MacKay-Shields and NYLIFE Distributors Inc. have voluntarily agreed to reimburse the expenses of California Tax Free Fund and New York Tax Free Fund to the extent that operating expenses would exceed on an annualized basis 1.24% and 1.49% for the Class A and Class B shares, respectively, of the average daily net assets.

# MacKay-Shields and NYLIFE Distributors Inc. have jointly agreed to waive a portion of their fees payable by the International Bond Fund until such time as the Fund reaches $50 million in assets.
##  Up to $300 million; .225% from $300 to $700 million; .20% from $700 million to $1.0 billion; and .175% in excess of $1.0 billion. MacKay-Shields and NYLIFE Distributors Inc. have voluntarily agreed to assume the expenses of Money Market Fund to the extent that such expenses would exceed on an annualized basis .70% of the average daily net assets of the Fund.
### Up to $200 million; .325% from $200 to $500 million; and .25% in excess of $500 million.

  Information regarding comparable funds advised by MacKay-Shields and Monitor is included as Exhibits I and J, respectively.

PORTFOLIO TRANSACTIONS

  Pursuant to the proposed Sub-Advisory Agreements, a Fund's Sub-Adviser will place orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Sub-Adviser will seek the best price and execution of the Fund's orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Fund's Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Sub-Advisers may consider sales of shares of the respective Funds as a factor in the selection of broker-dealers to execute each Fund's portfolio transactions. NYLIFE Securities Inc. may act as a broker for the Trust in accordance with applicable regulations. For the fiscal year ended December 31, 1996, none of the Funds paid brokerage commissions to affiliated brokers.

BOARD CONSIDERATION

  At a meeting held on July 28, 1997, the Board of Trustees, including the Trustees who are not interested parties to the Sub-Advisory Agreements or interested persons of such parties considered the Sub-Advisory Agreements in connection with the proposed restructuring of the entities providing services to the Funds and determined that it would be in the best interests of the Funds and the shareholders to approve the Sub-Advisory Agreements with MacKay-Shields and Monitor. In coming to that conclusion, the Trustees examined information which included the nature and quality of portfolio management services provided by MacKay-Shields and Monitor and the past performance of the Funds. The Trustees also examined the fees and expenses of the Funds and the fees to be paid to the Sub-Advisers by the Manager, noting in particular that the fees to be paid to the Sub-Advisers under the proposed Sub-Advisory Contracts would not represent an increase from the current fee arrangements. The Board noted the continued quality of services provided by MacKay-Shields and Monitor and the desirability of retaining continuity in the management of the Funds' assets. The Board also noted that the terms of the proposed Sub-Advisory Agreements are substantially identical to the terms of the Funds' current Investment Advisory Agreements.

  THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE SUB-ADVISORY AGREEMENTS BETWEEN THE MANAGER AND MACKAY-SHIELDS AND BETWEEN THE MANAGER AND MONITOR ON BEHALF OF THE FUNDS.

  If approved by a majority vote of the outstanding shares of each Fund, the Sub-Advisory Agreements will become effective on the first business day following shareholder approval and will remain in force for a period of two years, and from year to year thereafter, subject to approval annually by the Board of Trustees or by a majority vote of the outstanding shares of each Fund, and also, in either event, approval by a majority of those Trustees who are not parties to the Sub-Advisory Agreements or interested persons of any such party at a meeting called for the purpose of voting on such approval. Approval of Proposal Three with respect to each Fund is contingent upon shareholders approving Proposal Two for that Fund. Accordingly, if the shareholders of one or more of the Funds should fail to approve the Management Agreement for any Fund, the proposed Sub-Advisory Agreement will not be put into effect with respect to that Fund, and MacKay-Shields or Monitor shall continue to serve as investment adviser to that Fund under its current Investment Advisory contract with the Trust. Similarly, if the shareholders of one or more of the Funds should fail to approve a Sub-Advisory Contract between the Manager and MacKay-Shields or between the Manager and Monitor, Proposal Two relating to the Management Agreement shall not take effect with respect to that Fund and MacKay-Shields or Monitor shall continue to serve as investment adviser to that Fund under its current Investment Advisory Contract with the Trust.

  PROPOSAL FOUR -- APPROVAL OF AMENDMENT TO PLANS OFDISTRIBUTION FOR CLASS B
                                  SHARES

  CLASS B SHARES OF ALL FUNDS OTHER THAN THE EQUITY INDEX FUND, MONEY MARKET
                        FUND AND STRATEGIC INCOME FUND

  The Board of Trustees recommends that the shareholders of the Class B shares of the California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund, Tax Free Bond Fund, Total Return Fund and Value Fund, approve an Amended and Restated Distribution Plan (the "Amended Plan") for each of these Funds. A copy of the form of Amended Plan is included as Exhibit K. The Amended Plan provides that each Fund will pay a distribution fee equal to 0.75% (0.25% in the case of each of the three Tax Free Funds) per annum of average daily net assets of Class B shares. The fee under the existing Distribution Plan ("Existing Plan") is equal to 0.75% (0.25% in the case of each of the three Tax Free Funds) per annum of the lesser of (i) aggregate gross sales of Fund Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund), less the aggregate net asset value of the shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge was imposed (or waived) or (ii) the Fund's average daily net assets attributable to the Fund's Class B shares. Both the Amended Plan and the Existing Plan for each of the Funds also make provision for a separate service payment of 0.25% of average daily net assets on an annual basis which would be unaffected by the proposed change. In addition, if the Amended Plan is adopted, the Trust will implement a procedure for the automatic conversion of Class B shares to Class A shares after eight years.

  The Board of Trustees has concluded that the Amended Plan is in the best interests of each Fund and its Class B shareholders. In reaching this conclusion, the Trustees determined that there is a reasonable likelihood that adoption of the Amended Plan will benefit each Fund and its Class B shareholders by:

  --bringing about the implementation of an automatic conversion of Class B shares to Class A shares after eight years,

  --strengthening the Funds' distributor's capacity to provide enhanced distribution services,

  --eliminating a competitive disadvantage for the Funds and their distributor, and

  --making the Funds' distribution plan more easily understood by investors and easier to administer.

  Rule 12b-1 under the 1940 Act permits mutual funds, such as the Funds, to pay expenses of distributing their shares if they comply with various conditions. The Rule requires in part that any mutual fund bearing distribution expenses adopt a written plan which describes all material aspects of the proposed financing of distribution. In accordance with Rule 12b-1, each Fund has previously adopted with respect to each class of shares a Distribution Plan (the "Existing Plan") which, among other things, permits it to pay NYLIFE Distributors Inc. ("NYLIFE Distributors"), 300 Interpace Parkway, Parsippany, NJ 07054, the Funds' distributor, a distribution fee for distribution and other related services. Distribution fees received by NYLIFE Distributors may be used to cover a variety of expenses, including but not limited to, compensation to dealers, overhead and interest expenses on amounts advanced to cover commissions to salesmen, printing of prospectuses and reports for persons other than existing Fund shareholders, advertising and preparation and distribution of sales literature. NYLIFE Distributors also receives the proceeds of any contingent deferred sales charge on certain redemptions of shares. The Board of Trustees reviews the operation of the Existing Plan quarterly in accordance with Rule 12b-1. The Existing Plan was most recently approved by shareholders of the Funds on December 28, 1994. For additional information regarding the Existing Plan, see Exhibit L.

  After reviewing the Existing Plan and the Amended Plan at a meeting held on July 28, 1997, the Board of Trustees, including the Independent Trustees, voted unanimously to approve the Amended Plan and recommended its submission to shareholders for their approval. The Amended Plan varies from the Existing Plan only in the manner in which the distribution fee is calculated as noted above. Under the Amended Plan, each Fund will pay NYLIFE Distributors a distribution fee which is accrued daily and paid monthly at the annual rate of 0.75% of the average daily net assets of that Fund's Class B shares. The Amended Plan, unlike the Existing Plan, uses the fee calculation method--a simple percentage of average daily net assets--most commonly used by other mutual funds today.

  In considering whether each Fund should adopt the Amended Plan, the Trustees requested and evaluated the information they deemed necessary to make an informed determination. The Trustees reviewed the operation of the Existing Plan and first took note of the importance of distribution plans in connection with the sale of mutual funds, particularly those funds which are sold by investment dealers and other financial advisers or consultants.
The Trustees were advised that, for such funds, distribution plans are today a virtual necessity. Class B shares of the Funds (like Class B shares of competing mutual funds) are sold without any front end sales load paid by investors. However, the distributor must pay sales commissions to dealers to assure that dealers receive adequate compensation for their services and to assure that potential shareholders receive the investment related services that they need and have come to expect. Accordingly, NYLIFE Distributors pays, out of its own resources, a commission to all dealers selling Class B shares of the Funds. Distribution plans, such as the Existing Plan and the Amended Plan, are intended to reimburse, over time, mutual fund distributors for these costs and to assure continuation of distribution related services to new and existing shareholders. In this way, distribution plans are intended to provide the financial resources needed to attract and maintain investors. To the extent a distributor is able to effectively use those resources, shareholders and dealers can expect to receive better quality services, mutual funds can reach and maintain a size where expense ratios are reasonable and competitive, and portfolio management for a fund can be enhanced by minimizing redemptions which disrupt normal investment operations. The Board noted that the Existing Plan and the Amended Plan are compensation plans, which means fees are payable to NYLIFE Distributors under each Plan regardless of the amounts actually expended by NYLIFE Distributors.

  The Trustees also took note that the Funds offer Class A shares which are sold with a front-end sales load but a lower distribution fee. In connection with the Board's approval of the Amended Plan, the Trustees concluded that Class B shareholders should be offered a related benefit by making possible the automatic conversion of Class B shares to Class A shares (without the imposition of a front end sales load) at the end of the calendar quarter occurring eight years after (i) the effective date of the Amended Plan, or (ii) the date a shareholder purchases his shares, whichever is later. Since the Class A shares have lower operating expenses than the Class B shares, the conversion feature may benefit all long term shareholders who initially decided to purchase Class B shares. Although existing shareholders of Class B shares would not have purchased their shares with any expectation that they could be converted (most Funds have only in recent years begun to offer Class A shares and, in any event, a conversion feature has not previously been offered by the Trust), the Trustees believe that this new feature may also facilitate and enhance distribution of Class B shares and provide a direct benefit to all long term Class B shareholders. It is the Trustees' intention that all share conversions be made on a tax-free basis and if this cannot be reasonably assured, the Trustees reserve the right to modify or eliminate this share class conversion feature. Implementation of the automatic conversion feature is contingent upon approval of the Amended Plan by the Class B shareholders of each Fund.


  In reviewing the Amended Plan, the Trustees also took note of the fact that the costs (including overhead) to NYLIFE Distributors of distributing the

Class B shares of each Fund have exceeded, and are likely to continue to exceed, the distribution plan fees and deferred sales charges received by NYLIFE Distributors. While the Existing Plan may, over time, repay NYLIFE Distributors for these costs, it will do so more slowly than the Amended Plan or most other distribution plans currently in effect for comparable mutual funds. As noted above, most distribution plans simply provide for a fee based on average net assets which is likely to result in higher annual distribution fees than is the case under the Existing Plan. Consequently, NYLIFE Distributors is currently at a competitive disadvantage relative to many other mutual fund distributors. This means that it can not as easily finance the costs of distribution or assure continuation of the same or an enhanced level of distribution services as many of its competitors. In that regard, NYLIFE Distributors advised the Trustees that the demands placed upon it were increasing as it has broadened its distribution effort through a growing network of unaffiliated dealers. Historically, the Funds were offered primarily to customers of NYLIFE Securities, Inc., a broker-dealer affiliated with NYLIFE Distributors. More recently, efforts have been made to expand sales of the Funds through independent or unaffiliated broker-dealers. Increased sales may have the effect of increasing a Fund's net assets which may cause a reduction in the Fund's expense ratio. These efforts to increase sales have been and are expected to continue to be costly and place considerable financial and personnel demands upon NYLIFE Distributors. The Trustees were advised that the Amended Plan would better enable NYLIFE Distributors to service existing and potential dealers and investors and to attract and retain qualified marketing personnel.

  NYLIFE Distributors, therefore, recommended to the Trustees that they approve the Amended Plan because it would strengthen NYLIFE Distributors' capacity to enhance distribution efforts for each Fund and eliminate the existing competitive disadvantage inherent in the operation of the Existing Plan.

  In determining to recommend to shareholders the adoption of the Amended Plan, the Board of Trustees also considered that: (1) a distribution fee based solely on the net assets of a Fund would be administratively easier to calculate and far easier for investors to understand, and (2) most other mutual funds with distribution arrangements similar to the Funds calculate their distribution fee solely on the basis of net assets.

  The Trustees also gave particular attention in their deliberations to the estimated additional costs (see Comparative Fee Table below) that would be incurred by each Fund under the Amended Plan and each Fund's existing and projected expense ratios, as well as expense ratio information for the industry average of each Fund's Lipper peer group and expense ratios for select funds within each Fund's Lipper peer group. The Trustees also considered the likelihood that the Amended Plan would succeed in producing the intended results and the fact that no one can be sure that all the intended benefits can be achieved. The Trustees concluded that it is likely that the Amended Plan will benefit shareholders of each Fund for the reasons stated above and by better enabling the Fund to maintain or increase its present asset base in the face of competition from various financial products. In reviewing the Amended Plan, in accordance with the requirements of Rule 12b-1, the Fund's Independent Trustees, therefore, determined that there is a reasonable likelihood that the Amended Plan will benefit each Fund and its Class B shareholders.

                             COMPARATIVE FEE TABLE

 ANNUAL OPERATING EXPENSES -- DECEMBER 31, 1996 (AS A % OF AVERAGE NET ASSETS)

                                 CALIFORNIA TAX                 CAPITAL
                                    FREE FUND              APPRECIATION FUND
                              -------------------------    -------------------
                               CURRENT       PRO-FORMA     CURRENT   PRO-FORMA
                              ----------    -----------    -------   ---------
Management Fees..............       0.40%**        0.40%**  0.58%+     0.58%+
12b-1 Fees...................       0.50%*         0.50%*   0.75%*     1.00%*
Other Expenses...............       0.59%          0.59%    0.26%      0.26%
                               ----------     ----------    -----      -----
Total Fund Operating
 Expenses....................       1.49%**        1.49%**  1.59%      1.84%
                               ==========     ==========    =====      =====
                                CONVERTIBLE FUND            GOVERNMENT FUND
                              -------------------------    -------------------
                               CURRENT       PRO-FORMA     CURRENT   PRO-FORMA
                              ----------    -----------    -------   ---------
Management Fees..............       0.72%          0.72%    0.60%+     0.60%+
12b-1 Fees...................       0.88%*         1.00%*   0.83%*     1.00%*
Other Expenses...............       0.55%          0.55%    0.19%      0.19%
                               ----------     ----------    -----      -----
Total Fund Operating
 Expenses....................       2.15%          2.27%    1.62%      1.79%
                               ==========     ==========    =====      =====
                              HIGH YIELD CORPORATE           INTERNATIONAL
                                    BOND FUND                  BOND FUND
                              -------------------------    -------------------
                               CURRENT       PRO-FORMA     CURRENT   PRO-FORMA
                              ----------    -----------    -------   ---------
Management Fees..............       0.56%+         0.56%+   0.40%***   0.40%***
12b-1 Fees...................       0.83%*         1.00%*   0.91%*     1.00%*
Other Expenses...............       0.17%          0.17%    0.81%      0.81%
                               ----------     ----------    -----      -----
Total Fund Operating
 Expenses....................       1.56%          1.73%    2.12%***   2.21%***
                               ==========     ==========    =====      =====
                                  INTERNATIONAL                NEW YORK
                                   EQUITY FUND               TAX FREE FUND
                              -------------------------    -------------------
                               CURRENT       PRO-FORMA     CURRENT   PRO-FORMA
                              ----------    -----------    -------   ---------
Management Fees..............       1.00%          1.00%    0.30%**    0.30%**
12b-1 Fees...................       0.96%*         1.00%*   0.50%*     0.50%*
Other Expenses...............       0.77%          0.77%    0.69%      0.69%
                               ----------     ----------    -----      -----
Total Fund Operating
 Expenses....................       2.73%          2.77%    1.49%**    1.49%**
                               ==========     ==========    =====      =====
                               TAX FREE BOND FUND          TOTAL RETURN FUND
                              -------------------------    -------------------
                               CURRENT       PRO-FORMA     CURRENT   PRO-FORMA
                              ----------    -----------    -------   ---------
Management Fees..............       0.60%          0.60%    0.62%+     0.62%+
12b-1 Fees...................       0.46%*         0.50%*   0.74%*     1.00%*
Other Expenses...............       0.14%          0.14%    0.23%      0.23%
                               ----------     ----------    -----      -----
Total Fund Operating
 Expenses....................       1.20%          1.24%    1.59%      1.85%
                               ==========     ==========    =====      =====

                                                                 VALUE FUND
                                                              ------------------
                                                              CURRENT  PRO-FORMA
                                                              -------  ---------
Management Fees..............................................  0.60%++   0.60%++
12b-1 Fees...................................................  0.78%*    1.00%*
Other Expenses...............................................  0.23%     0.23%
                                                               -----     -----
Total Fund Operating Expenses................................  1.61%     1.83%
                                                               =====     =====

See notes on page 24.

- -----------

* Includes 0.25% service fee. Under the rules of the National Association of Securities Dealers, Inc. (the "NASD"), a distribution fee of up to 0.75% of average annual net assets is treated as a sales charge for certain purposes under those rules. Because the distribution fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD.


** MacKay-Shields and NYLIFE Distributors Inc. have voluntarily agreed to reimburse the expenses of California Tax Free Fund and New York Tax Free Fund to the extent that operating expenses would exceed on an annualized basis 1.24% and 1.49% for the Class A and Class B shares, respectively, of the average daily net assets.

*** MacKay-Shields and NYLIFE Distributors Inc. have jointly agreed to waive a portion of their fees payable by the International Bond Fund until such time as the Fund reaches $50 million in assets.

+ NYLIFE Distributors Inc. and MacKay-Shields have voluntarily established combined fee breakpoints for certain of the Funds as follows: for the Government Fund of .55% on assets exceeding $1 billion; for the High Yield Corporate Bond Fund of .55% on assets in excess of $500 million; for the Total Return Fund of .60% on assets in excess of $500 million; and for the Capital Appreciation Fund of .65% on assets in excess of $200 million and .50% on assets in excess of $500 million.

++ Up to $200 million; .325% from $200 to $500 million; and .25% in excess of $500 million.

EXAMPLES

  Under the current fees stated above, you would pay the following expenses on a $1,000 investment of Class B shares of each Fund assuming a 5% annual return throughout the period:

                                            1 YEAR 3 YEAR 5 YEAR 10 YEAR
                                            ------ ------ ------ -------
California Tax Free Fund
 with redemption at the end of the period
  .........................................  $65    $77    $101   $178
 without redemption at the end of the
  period...................................  $15    $47    $ 81   $178
Capital Appreciation Fund
 with redemption at the end of the period
  .........................................  $66    $80    $107   $189
 without redemption at the end of the
  period...................................  $16    $50    $ 87   $189
Convertible Fund
 with redemption at the end of the period
  .........................................  $72    $97    $135   $248
 without redemption at the end of the
  period...................................  $22    $67    $115   $248
Government Fund
 with redemption at the end of the period
  .........................................  $66    $81    $108   $192
 without redemption at the end of the
  period...................................  $16    $51    $ 88   $192
High Yield Corporate Bond Fund
 with redemption at the end of the period
  .........................................  $66    $79    $105   $186

                                            1 YEAR 3 YEAR 5 YEAR 10 YEAR
                                            ------ ------ ------ -------
 without redemption at the end of the
  period...................................  $16    $ 49   $ 85   $186
International Bond Fund
 with redemption at the end of the period
  .........................................  $72    $ 96   $134   $245
 without redemption at the end of the
  period...................................  $22    $ 66   $114   $245
International Equity Fund
 with redemption at the end of the period
  .........................................  $78    $115   $164   $306
 without redemption at the end of the
  period...................................  $28    $ 85   $144   $306
New York Tax Free Fund
 with redemption at the end of the period
  .........................................  $65    $ 77   $101   $178
 without redemption at the end of the
  period...................................  $15    $ 47   $ 81   $178
Tax Free Bond Fund
 with redemption at the end of the period
  .........................................  $62    $ 68   $ 86   $145
 without redemption at the end of the
  period...................................  $12    $ 38   $ 66   $145
Total Return Fund
 with redemption at the end of the period
  .........................................  $66    $ 80   $107   $189
 without redemption at the end of the
  period...................................  $16    $ 50   $ 87   $189
Value Fund
 with redemption at the end of the period
  .........................................  $66    $ 81   $108   $191
 without redemption at the end of the
  period...................................  $16    $ 51   $ 88   $191

  Under the pro-forma fees stated above, you would pay the following expenses on a $1,000 investment of Class B shares of each Fund assuming a 5% annual return throughout the period:

                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                         ------ ------- ------- --------
California Tax Free Fund
 with redemption at the end of the
  period ...............................  $65    $ 77    $101     $178
 without redemption at the end of the
  period................................  $15    $ 47    $ 81     $178
Capital Appreciation Fund
 with redemption at the end of the
  period ...............................  $69    $ 88    $120     $216
 without redemption at the end of the
  period................................  $19    $ 58    $100     $216
Convertible Fund
 with redemption at the end of the
  period ...............................  $73    $101    $142     $261
 without redemption at the end of the
  period................................  $23    $ 71    $122     $261
Government Fund
 with redemption at the end of the
  period ...............................  $68    $ 86    $117     $211
 without redemption at the end of the
  period................................  $18    $ 56    $ 97     $211
High Yield Corporate Bond Fund
 with redemption at the end of the
  period ...............................  $68    $ 84    $114     $204
 without redemption at the end of the
  period................................  $18    $ 54    $ 94     $204
International Bond Fund
 with redemption at the end of the
  period ...............................  $72    $ 99    $138     $254
 without redemption at the end of the
  period................................  $22    $ 69    $118     $254
International Equity Fund
 with redemption at the end of the
  period ...............................  $78    $116    $166     $310
 without redemption at the end of the
  period................................  $28    $ 86    $146     $310
New York Tax Free Fund
 with redemption at the end of the
  period ...............................  $65    $ 77    $101     $178
 without redemption at the end of the
  period................................  $15    $ 47    $ 81     $178
Tax Free Bond Fund
 with redemption at the end of the
  period ...............................  $63    $ 69    $ 88     $150
 without redemption at the end of the
  period................................  $13    $ 39    $ 68     $150

                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                         ------ ------- ------- --------
Total Return Fund
 with redemption at the end of the
  period ...............................  $69     $88    $120     $217
 without redemption at the end of the
  period................................  $19     $58    $100     $217
Value Fund
 with redemption at the end of the
  period ...............................  $69     $88    $119     $215
 without redemption at the end of the
  period................................  $19     $58    $ 99     $215

  The purpose of the foregoing tables, which are based upon each Fund's fiscal year ended December 31, 1996, is to assist you in understanding the various costs and expenses that an investor in shares of the Fund bears directly or indirectly. The Examples are intended to show the dollar amount of expenses that would be incurred over the indicated periods on a hypothetical $1,000 investment in shares of each Fund, assuming a 5% annual return and assuming that each Fund's expenses continue at the rate shown in the tables. The tables take into account applicable fee breakpoints and fee waivers. The actual return on an investment in any Fund may be greater or less than 5%. Furthermore, the Examples should not be considered a representation of past or future expenses; actual expenses may be more or less than those shown depending upon a variety of factors, including actual performance of each Fund.

  Aside from the calculation of the distribution fees described above, the Amended Plan and the Existing Plan are substantially identical. Both Plans require that the Funds' Board of Trustees be provided with quarterly written reports of expenditures pursuant to the Plan, including the purposes of such expenditures. The Board reviews these reports. Each Plan may be terminated by a Fund by the vote of a majority of Independent Trustees or by vote of a majority of the applicable class of shares of the Fund. Each Plan will continue in effect for successive one-year periods, provided that each continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding shares or (b) by the vote of a majority of the entire Board of Trustees. Any change in either Plan that would materially increase the distribution cost to a Fund requires shareholder approval; otherwise, the Plan may be amended by the Trustees, including a majority of the Independent Trustees as described above.

  Because the Existing Plan and the Amended Plan are compensation plans, Distribution fee payments under the Existing and Amended Plans are not tied exclusively to the distribution expenses actually incurred by NYLIFE Distributors and the payments may exceed distribution expenses actually incurred by NYLIFE Distributors. However, as noted above, distribution related expenses incurred by NYLIFE Distributors have resulted in expenditures by NYLIFE Distributors since each Fund's inception considerably in excess of distribution fees received pursuant to the Existing Plan and amounts received from contingent deferred sales charges.

  If approved by shareholders, each Amended Plan will be implemented after operational requirements to implement the Amended Plan have been completed.

  THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE AMENDED PLAN FOR CLASS B SHARES OF ALL FUNDS OTHER THAN THE EQUITY INDEX FUND, MONEY MARKET FUND AND STRATEGIC INCOME FUND.

   PROPOSAL FIVE -- ELIMINATION OR REVISION OF CERTAIN FUNDAMENTAL INVESTMENT
                           RESTRICTIONS OF THE FUNDS

                                   ALL FUNDS
  (CERTAIN CHANGES ARE PROPOSED FOR ALL FUNDS, BUT SOME CHANGES APPLY ONLY TO
                       CERTAIN FUNDS AS INDICATED BELOW)

  Pursuant to the Investment Company Act of 1940 (the "1940 Act"), each of the Funds has adopted certain fundamental investment restrictions and policies ("fundamental restrictions"), which are set forth in the Funds' prospectus or statement of additional information, and which may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without shareholder approval.

  Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements which at one time, for a variety of reasons, led to the imposition of restrictions upon the ability of the Funds to manage their investment operations. With the passage of time and the development of new practices, these restrictions appear unnecessary or unwarranted. Other restrictions were imposed by certain states but are no longer required since the U.S. Congress preempted the states from imposing such restrictions with the enactment of the National Securities Markets Improvement Act of 1996. Other fundamental restrictions reflect federal regulatory requirements which remain in effect, but which are not required to be stated as fundamental restrictions. Also, as new Funds have been created over a period of years, substantially similar fundamental restrictions often have been phrased in different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

  Accordingly, the Board has approved revisions to the Funds' fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate those fundamental restrictions that are not legally required. Existing fundamental restrictions that are not required to be fundamental would be re-classified as non-fundamental restrictions.

  The Board believes that eliminating the disparities among the Funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the Funds' assets, particularly in changing regulatory and investment environments. In addition, by minimizing the number of policies that can be changed only by shareholder vote, the Board and the Funds will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. Each Fund will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to its non-fundamental investment policies that, at a future time, the Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

  The text and a summary description of each proposed change to the Funds' fundamental restrictions are set forth below.

  The text below also describes those non-fundamental restrictions that would be adopted by the Boards in conjunction with the elimination of fundamental restrictions under this Proposal. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without any further approval of Shareholders.

  If the proposed changes are approved by shareholders of the respective Funds at the Meeting, the Funds' prospectus and statement of additional information will be revised, as appropriate, to reflect those changes.

A. STATE-IMPOSED FUNDAMENTAL RESTRICTIONS

  Funds to which this change applies: All Funds; however, restriction 1 below does not apply to the International Equity Fund, International Bond Fund or Strategic Income Fund and restrictions 4 and 5 below apply only to the Equity Index Fund.

  One of the provisions of the National Securities Markets Improvement Act of 1996 is the preemption of substantive state regulation of securities issued by investment companies registered with the Securities and Exchange Commission under the 1940 Act. States are no longer able to impose their own investment restrictions or require additional disclosure in offering documents as a condition of registration in that state. In the past, the Funds have adopted a number of fundamental investment restrictions in order to comply with provisions of various state securities laws. In light of the new legislation, it is proposed that certain of the Funds' fundamental restrictions based on state securities laws be eliminated.

  The following are state-imposed investment restrictions proposed to be eliminated:

    1. The Trust, on behalf of any Fund, may not pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of pledge not exceeding 15% (10% in the case of the California Tax Free Fund and New York Tax Free Fund) of the cost of a Fund's total assets, and except in connection with permitted transactions in options, futures contracts and options on futures contracts. This restriction does not apply to the International Bond Fund, International Equity Fund or Strategic Income Fund.

    2. The Trust may not, on behalf of any Fund, purchase interests in oil, gas or mineral leases.

    3. The Trust may not, on behalf of any Fund, purchase limited partnership interests in real estate.

    4. The Equity Index Fund may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

    5. The Equity Index Fund may not hold the securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or Trustees or by one or more of the officers or directors of the Fund's underwriter or investment manager.

  Even with the elimination of the above Fundamental Restrictions, it is not expected that the Funds will pledge, mortgage or hypothecate their assets, except to secure permitted borrowings as currently permitted; purchase interests in oil, gas or mineral leases; or invest in limited partnership interests in real estate. Thus, elimination of these restrictions should not increase the risk profile of any Fund. In addition, with respect to Restrictions 4 and 5 above, the securities in which the Equity Index Fund invests are determined by their representation in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Thus elimination of these state-imposed restrictions should not affect the Fund's investments.

B. FUNDAMENTAL RESTRICTIONS WHICH ARE NOT REQUIRED TO BE FUNDAMENTAL

  Funds to which this change applies: California Tax Free Fund, New York Tax Free Fund and Equity Index Fund.

  Certain of the Funds' fundamental restrictions are not required to be fundamental, i.e. they are not required to be designated as restrictions that can be changed only with shareholder approval. It is proposed that these fundamental restrictions, which are listed below, be changed from fundamental to non-fundamental and re-stated as appropriate. This change will provide for flexibility in revising these restrictions in the future should industry or regulatory conditions warrant and will enable the Funds to avoid the additional expense of a shareholder solicitation in connection with future revisions. Furthermore, in certain cases, the same investment restriction is fundamental for some Funds and non-fundamental for others. For purposes of consistency and ease of administration, it is recommended that each of these investment restrictions be changed to non-fundamental for all of the Funds.

  It is proposed that the classification of the following investment restrictions be changed from fundamental to non-fundamental:

    1. The Trust may not with respect to the California Tax Free Fund and New York Tax Free Fund, purchase securities with contractual or other restrictions on resale or other illiquid assets (such as repurchase agreements with maturities in excess of seven days or other securities which are not readily marketable) if more than 10% of the total assets of the Fund would be invested in such securities. The Equity Index Fund may not invest more than 10% of its total assets in repurchase agreements providing for settlement in more than seven days after notice and in other securities that are not readily marketable.

    2. The Equity Index Fund may not purchase securities of closed-end investment companies except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company, and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of other open-end investment companies.

    3. The Equity Index Fund may not invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

    4. The California Tax Free Fund and New York Tax Free Fund may not sell securities short, or purchase securities on margin, except that the Fund may enter into and make margin deposits in connection with transactions in options, futures and options on futures.

    5. The California Tax Free Fund and New York Tax Free Fund may not invest in companies for the purpose of exercising control.

    6. The California Tax Free Fund and New York Tax Free Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

  Restriction 1 above would be restated in the form of the following non-fundamental restriction:

    1. The California Tax Free Fund, New York Tax Free Fund and Equity Index Fund may not invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of
  1933).

  It is proposed that the above non-fundamental restriction state that restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A") not be considered illiquid securities for purposes of the restriction. Rule 144A provides that certain securities that otherwise would be subject to restrictions on resale may be sold to "qualified institutional buyers" as that term is defined in Rule 144A. A Fund's investments in Rule 144A securities could have the effect of increasing the level of the Fund's holdings in illiquid securities to the extent that qualified institutional buyers are not, at any time, interested in purchasing these securities.

  Restrictions 2 and 6 above would be restated in the form of the following non-fundamental restriction:

    1. The Funds may not purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

  Under the 1940 Act, the Funds would be permitted to make limited investments in other investment companies. It is not anticipated that such investments, if made, would increase the risks associated with the Funds.

  Restrictions 3 and 5 above would be restated in the form of the following non-fundamental restriction:

    1. A Fund may not invest in other companies for the purpose of exercising control or management.

  Restriction 4 above would be restated in the form of the following non-fundamental restriction:

    1. A Fund may not purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless it owns the securities sold short or it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (This restriction has no application to transactions in futures, options and foreign currency exchange contracts).

  Pursuant to this non-fundamental investment restriction, the Funds may make covered short sales or short sales "against the box". It is not expected, however, that the Funds will engage significantly in this investment technique. The non-fundamental restriction includes this provision in order to make it uniform with the restrictions for the other Funds. If the value of a security sold short against the box increases, the Fund would suffer a loss. Furthermore, if a broker, with whom the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on the short sales. The Funds will only enter into short sales against the box with brokers the Sub-Advisers believe are creditworthy.

C. FUNDAMENTAL RESTRICTIONS PROPOSED TO BE REVISED OR ELIMINATED IN ORDER TO ESTABLISH FLEXIBILITY AND CONSISTENCY AMONG FUNDS

  1. Funds to which this change applies: Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Tax Free Bond Fund, Total Return Fund and Value Fund.

  For a Fund to be considered a "diversified fund", the 1940 Act requires that at least 75% of the value of the Fund's total assets be represented by cash, and cash items, government securities, securities of other investment companies, and other securities limited with respect to any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

  In light of the above requirement, it is proposed that the following investment restrictions be revised to apply only with respect to 75% of the total assets of the above listed Funds, as opposed to the Funds' entire portfolios, which is the effect of the current restriction. The fundamental restrictions listed below already are limited to 75% of the total assets of the International Equity Fund and Strategic Income Fund. The proposed revision would provide management with greater flexibility in managing the Funds' asset and would provide for greater consistency of the restrictions applicable to each of the Funds.

  Decreasing the scope of the restrictions from 100% to 75% of a Fund's total assets could result in an increase in the Funds' exposure to certain issuers should the Funds choose to invest more than 5% of their assets in the securities of a single issuer or hold more than 10% of the voting securities of any issuer. Such increased exposure could negatively impact a Fund should an issuer in which the Fund was invested suffer financial or other difficulties. However, it is not expected that the change in the fundamental restrictions listed below will have a material impact on the operations of any Fund.

  Current Text

    1. The Trust may not, on behalf of any Fund, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities. This restriction applies only with respect to 75% of the International Equity Fund's and Strategic Income Fund's total assets and does not apply to the California Tax Free Fund, Equity Index Fund, International Bond Fund and New York Tax Free Fund.

    2. The Trust may not, on behalf of any Fund, purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction applies only with respect to 75% of the International Equity Fund's and Strategic Income Fund's total assets and does not apply to the California Tax Free Fund, Equity Index Fund, International Bond Fund and New York Tax Free Fund.

  Proposed Text

    1. The Trust may not, on behalf of any Fund, with respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction does not apply to the California Tax Free Fund, Equity Index Fund, International Bond Fund and New York Tax Free Fund.

  2. Funds to which this change applies: California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Index Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, New York Tax Free Fund, Tax Free Bond Fund, Total Return Fund and Value Fund.

  It is proposed that the Funds' fundamental investment restrictions regarding borrowing be revised to make clear that the restriction does not prohibit the Funds from engaging in reverse repurchase agreements. This clarification would provide flexibility to the Funds should the Board determine that such instruments are appropriate investment for the Funds. The proposed change does not affect the Funds' ability to borrow.

  A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. If the income and gains on securities purchased with the proceeds of repurchase agreements do not exceed the cost of the agreements, a Fund's earnings or net asset value would decline faster than otherwise would be the case.

  Current Text

    1. The Trust may not, on behalf of any Fund, borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests (or by engaging in reverse repurchase agreements for comparable portfolio transactions in the case of the International Equity Fund, International Bond Fund and Strategic Income Fund provided that those Funds maintain asset coverage of at least 300% for all such borrowings), and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's assets (10% in the case of the California Tax Free Fund and New York Tax Free Fund).

  Proposed Text

    1. The Trust may not, on behalf of any Fund, borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests (or by engaging in reverse repurchase agreements provided that the Funds maintain asset coverage of at least 300% for all such borrowings), and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets (10% in the case of the California Tax Free Fund and New York Tax Free Fund).

  3. Funds to which this change applies: All Funds

  Under the requirements of the 1940 Act, and as stated in the Funds' fundamental restriction below, a Fund, subject to certain exceptions, may not purchase securities if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. With respect to the International Bond Fund, International Equity Fund and Strategic Income Fund, the fundamental restriction provides that at such time as the 1940 Act is amended to permit a Fund to elect to be "industry nondiversified," (i.e., a fund that does not concentrate its investment in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry), the Fund would elect to be so classified. It is proposed that this provision be expanded to include the other Funds and that the term "industry nondiversified" be changed to "periodically industry concentrated," which is felt to be a more accurate characterization. Such a provision would provide flexibility to the Funds should the 1940 Act be amended and would avoid the cost of a shareholder solicitation should the Board determine that a Fund's election to be periodically industry concentrated would be appropriate and beneficial for the Fund.

  Current Text

    1. The Trust may not, on behalf of any Fund, purchase securities (or with respect to the California Tax Free Fund, New York Tax Free Fund, and Tax Free Bond Fund purchase (i) Pollution Control and Industrial Development Bonds or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities or, in the case of the California Tax Free Fund and New York Tax Free Fund, investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index Fund to the extent that the Standard & Poor's 500 Composite Stock Price Index is so concentrated; (b) up to 40% of the High Yield Corporate Bond Fund's and Strategic Income Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more); (c) more than 25% of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "industry nondiversified," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the International Bond Fund, International Equity Fund and Strategic Income Fund elect to be so classified and the foregoing limitation shall no longer apply with respect to those Funds. With respect to the California Tax Free Fund and New York Tax Free Fund, private activity bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry for purposes of this restriction.

  Proposed Text

    1. The Trust may not, on behalf of any Fund, purchase securities (or with respect to the California Tax Free Fund, New York Tax Free Fund, and Tax Free Bond Fund purchase (i) Pollution Control and Industrial Development Bonds or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. government securities or investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index Fund to the extent that the Standard & Poor's 500 Composite Stock Price Index is so concentrated; (b) up to 40% of the High Yield Corporate Bond Fund's and Strategic Income Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more); (c) 25% or more of the market value of the total assets of the Money Market Fund may be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to those Funds. With respect to the California Tax Free Fund and New York Tax Free Fund, private activity bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry for purposes of this restriction.

  4. Funds to which this change applies: All Funds

  Under the 1940 Act and the Funds' fundamental restriction stated below, the Funds are restricted from issuing senior securities. In order to provide maximum flexibility to the operations of the Funds while ensuring that the Funds' policies with respect to issuing senior securities continue to comply with the provisions of the 1940 Act, it is proposed that the restriction on issuing senior securities be revised to stated that the Funds may not issue senior securities to the extent prohibited by the 1940 Act.

  Current Text

    1. The Trust may not, on behalf of any Fund, issue senior securities, except as appropriate to evidence indebtedness that a Fund is permitted to incur and except for shares of existing or additional series of the Trust.

  Proposed Text

    1. The Trust may not, on behalf of any Fund, issue senior securities, except to the extent permitted under the Investment Company Act of 1940.

  5. Fund to which this change applies: Equity Index Fund

  As provided in the Fund's fundamental restriction stated below, the Equity Index Fund generally is prohibited from purchasing, selling or writing puts, calls or combinations thereof. Monitor, the Fund's current investment adviser, has informed the Board that under certain circumstances, the Fund may from time to time need to sell individual securities the Fund holds. However, in order that the Fund continue to maintain exposure to all of the securities in the S&P 500 Index, the Fund may need to purchase a call on the individual security sold to continue to maintain exposure to the security while remaining invested in a manner consistent with the Fund's overall investment objective.


  The Board has determined that the elimination of the fundamental restriction stated below would be in the best interests of the Fund by providing the Fund the flexibility to invest in certain options transactions to the extent determined appropriate by the Board. The Board has approved the Fund's ability to purchase calls on individual securities, subject to the shareholders' approval of the elimination of the fundamental restriction stated below. It should be noted that if the Fund's Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

    1. The Equity Index Fund may not purchase, sell or write puts, calls or combinations thereof, except that the Fund may enter into transactions in stock index options and futures as described in the Prospectus and in this Statement of Additional Information.

  THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PROPOSED ELIMINATION OR REVISION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS AS DISCUSSED ABOVE.

   PROPOSAL SIX -- RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC
                                  ACCOUNTANTS

                                   ALL FUNDS

  The Board of Trustees recommends that the shareholders of the Trust ratify the selection of Price Waterhouse LLP, independent certified public accountants, to audit the accounts of the Trust for the fiscal year ending December 31, 1997. Their selection was approved by the unanimous vote, cast in person, of the Trustees of the Trust, including the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act, at a meeting held on January 27, 1997 with respect to each of the Funds. Price Waterhouse LLP has audited the accounts of the Trust since the Trust's commencement of business in 1986 and has informed the Trust that Price Waterhouse does not have any direct financial interest or any material indirect financial interest in the Trust. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matters arise requiring their presence.

  THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE TRUST.

OTHER MATTERS

  Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a Trustee, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

  The Trust does not hold annual or regular meetings of its shareholders. Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Trust by a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders' meeting.

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Trustees and for the other proposals.

                                          By order of the Board of Trustees,
    LOGO
                                          A. Thomas Smith III
                                          Secretary

September 5, 1997
New York, New York

                                                                      EXHIBIT A

                         SHARE OWNERSHIP OF THE FUNDS

  The following table sets forth the information concerning beneficial ownership, as of August 22, 1997, of the Funds' shares by each person who beneficially owns more than five percent of the voting securities of a class of shares of any Fund:

                                                       SHARES     PERCENTAGE OF
                          NAME AND ADDRESS OF       BENEFICIALLY   OUTSTANDING
 NAME OF FUND                 SHAREHOLDER               OWNED     SHARES OWNED
 ------------         ---------------------------   ------------- -------------
 California Tax Free  NYLIFE Distributors Inc.        271,121.263     15.82%
   Fund--Class A      c/o George Daoust
                      260 Cherry Hill Rd.
                      Parsippany, NJ 07054
 California Tax Free  William J. & Elinor G.           82,372.171     12.73%
   Fund--Class B      Potikian
                      Family Revocable Trust
                      4475 N. College
                      Fresno, CA 93704
 Capital Appreciation New York Life Trust Company   1,138,178.646     21.69%
   Fund-- Class A     Client Accounts
                      51 Madison Avenue
                      Room 117A
                      New York, NY 10010
 Convertible Fund--   New York Life Trust Company     493,510.706     11.02%
   Class A            Client Accounts
                      51 Madison Avenue
                      Room 117A
                      New York, NY 10010
 Government Fund--    Associated Food Stores          276,774.004     13.32%
   Class A            Pension Plan
                      c/o Zions National Bank
                      P.O. Box 30880TY UT
                      Salt Lake City, UT 84130
                      New York Life Trust Company     225,485.029    10.85%
                      Client Accounts
                      51 Madison Avenue
                      Room 117A
                      New York, NY 10010

                                                       SHARES     PERCENTAGE OF
                          NAME AND ADDRESS OF       BENEFICIALLY   OUTSTANDING
 NAME OF FUND                 SHAREHOLDER               OWNED     SHARES OWNED
 ------------         ---------------------------   ------------- -------------
                      Richland County Treasurer       176,959.620      8.51%
                      Daniel F. Smith, Treasurer
                      50 Park Ave. East
                      Mansfield, OH 44902
 International Bond   NYLIFE Distributors Inc.        750,150.781     67.93%
   Fund--Class A      c/o George Daoust
                      260 Cherry Hill Rd.
                      Parsippany, NJ 07054
 International Equity New York Life Trust Company     108,235.989      6.68%
   Fund--Class A      Client Accounts
                      51 Madison Ave.
                      Room 117A
                      New York, NY 10010
                      NYLIFE Distributors Inc.        625,089.828     38.56%
                      c/o George Daoust
                      260 Cherry Hill Rd.
                      Parsippany, NJ 07054
 Money Market         New York Life Trust Company   5,636,981.010     8.48%
   Fund--             Client Accounts
   Class A            51 Madison Avenue
                      Room 117A
                      New York, NY 10010
 New York Tax Free    NYLIFE Distributors Inc.        499,488.395     36.52%
   Fund--Class A      c/o George Daoust
                      260 Cherry Hill Rd.
                      Parsippany, NJ 07054
 New York Tax Free    Felice Brand                     52,834.913     10.56%
   Fund--Class B      156 Wright Ave.
                      Deer Park, NY 11729

                                                       SHARES     PERCENTAGE OF
                          NAME AND ADDRESS OF       BENEFICIALLY   OUTSTANDING
 NAME OF FUND                 SHAREHOLDER               OWNED     SHARES OWNED
 ------------        ----------------------------   ------------- -------------
                     Henry Sheiman Irrevocable         30,949.056      6.18%
                     Trust
                     11-31 Jackson Ave.
                     Scarsdale, NY 10583
                     Carmen Lagana                     26,014.568      5.20%
                     2 Woodcutters Lane
                     Cold Spring Harbor, NY 11724
 Strategic Income    New York Life Ins. General     2,046,655.295     66.42%
   Fund--Class A     Account
                     c/o Richard Schwartz
                     260 Cherry Hill Rd.
                     Parsippany, NJ 07054
 Strategic Income    NYLIFE Distributors Inc.         510,431.918     16.43%
   Fund--Class B     c/o George Daoust
                     260 Cherry Hill Rd.
                     Parsippany, NJ 07054
 Tax Free Bond       Schmitt Family Trust P.O.        209,582.666     17.08%
   Fund--Class A     Box 1566
                     Savannah, GA 31402
 Total Return        New York Life Trust Company    2,299,636.166     53.16%
   Fund--Class A     Client Accounts
                     51 Madison Ave.
                     Room 117A
                     New York, NY 10010
 Value Fund--Class A New York Life Trust Company      988,538.847     21.92%
                     Client Accounts
                     51 Madison Ave.
                     Room 117A
                     New York, NY 10010

                                                                      EXHIBIT B

        ADDITIONAL INFORMATION REGARDING THE TRUST'S EXECUTIVE OFFICERS

                                              YEAR
                                             BECAME
                                 POSITION(S)   AN      PRINCIPAL OCCUPATION(S)
NAME AND AGE                     WITH TRUST  OFFICER     DURING PAST 5 YEARS
- ------------                     ----------- -------   -----------------------
Stephen C. Roussin.............. President    1997   Senior Vice President, New
  Age: 34                        and Chief           York Life Insurance
                                 Executive           Company, 1997 to present;
                                 Officer             Chairman, MainStay
                                                     Shareholder Services Inc.,
                                                     1997 to present; Director,
                                                     New York Life Benefit
                                                     Services, Inc., 1997 to
                                                     present; Senior Vice
                                                     President, Smith Barney,
                                                     1994 to 1997; and Division
                                                     Sales Manager, Prudential
                                                     Securities, 1989 to 1994.
Jefferson C. Boyce.............. Senior       1995   Senior Vice President,
  Age: 39                        Vice                MainStay Institutional
                                 President           Funds Inc., 1995 to
                                                     present; Senior Vice
                                                     President, New York Life
                                                     Insurance Company, 1994 to
                                                     present; Senior Vice
                                                     President, Monitor Capital
                                                     Advisors, Inc., 1996 to
                                                     present, and Director, 1991
                                                     to present; Secretary, MSC
                                                     Holding, Inc., 1994 to
                                                     present, Director, 1992 to
                                                     present; Director, NYLIFE
                                                     Distributors Inc., 1993 to
                                                     present, President and
                                                     Chief Executive Officer,
                                                     1996 to 1997; Director,
                                                     NYLIFE Securities Inc.,
                                                     1996 to present, President
                                                     and Chief Executive
                                                     Officer, 1996 to 1997;
                                                     Director, Eagle Strategies
                                                     Corp., 1993 to present;
                                                     Director, NYLIFE Equity,
                                                     Inc., 1993 to present;
                                                     Director, NYLIFE Inc., 1993
                                                     to present; Director,
                                                     NYLIFE Structured Asset
                                                     Management Company Ltd.,
                                                     1993 to present; Director,
                                                     CNP Realty Investments,
                                                     Inc., 1994 to

                                              YEAR
                                             BECAME
                                 POSITION(S)   AN      PRINCIPAL OCCUPATION(S)
NAME AND AGE                     WITH TRUST  OFFICER     DURING PAST 5 YEARS
- ------------                     ----------- -------   -----------------------
                                                     present; Director, New York
                                                     Life Benefit Services,
                                                     Inc., 1994 to present;
                                                     Director, NYLIFE Depositary
                                                     Corporation, 1994 to
                                                     present; Director, NYLIFE
                                                     Realty Inc., 1994 to
                                                     present; Director, NYLIFE
                                                     SFD Holding Inc. (formerly
                                                     NAFCO, Inc.), 1994 to
                                                     present; Director, MainStay
                                                     Shareholder Services Inc.,
                                                     1997 to present; and Chief
                                                     Administrative Officer,
                                                     Pension, Mutual Funds,
                                                     Structured Finance,
                                                     Corporate Quality, Human
                                                     Resources and Employees'
                                                     Health Departments, New
                                                     York Life Insurance
                                                     Company, 1992 to 1994.
Anthony W. Polis................ Vice         1990   Vice President, New York
  Age: 53                        President           Life Insurance Company,
                                 and Chief           1988 to present; Director,
                                 Financial           Vice President and Chief
                                 Officer             Financial Officer, NYLIFE
                                                     Securities Inc., 1988 to
                                                     present; Vice President and
                                                     Chief Financial Officer,
                                                     NYLIFE Distributors Inc.,
                                                     1993 to present; Treasurer,
                                                     MainStay Institutional
                                                     Funds Inc., 1990 to
                                                     present; Treasurer,
                                                     MainStay VP Series Fund,
                                                     Inc., 1993 to present;
                                                     Assistant Treasurer,
                                                     MainStay VP Series Fund,
                                                     Inc., 1992 to 1993; Vice
                                                     President and Treasurer,
                                                     Eclipse Financial Asset
                                                     Trust, 1992 to present;
                                                     Vice President and Chief
                                                     Financial Officer, Eagle
                                                     Strategies Corp.
                                                     (registered investment
                                                     adviser), 1993 to present;
                                                     Vice President and Chief
                                                     Financial Officer, MainStay
                                                     Shareholder Services Inc.,
                                                     1997 to present.

                                              YEAR
                                             BECAME
                                 POSITION(S)   AN      PRINCIPAL OCCUPATION(S)
NAME AND AGE                     WITH TRUST  OFFICER     DURING PAST 5 YEARS
- ------------                     ----------- -------   -----------------------
Richard W. Zuccaro.............. Tax Vice     1991   Vice President, New York
  Age: 46                        President           Life Insurance Company,
                                                     1995 to present; Vice
                                                     President--Tax, New York
                                                     Life Insurance Company,
                                                     1986 to 1995; Tax Vice
                                                     President, NYLIFE
                                                     Securities Inc., 1987 to
                                                     present; Tax Vice
                                                     President, NYLIFE SFD
                                                     Holding Inc., 1990 to
                                                     present; Tax Vice
                                                     President, NYLIFE
                                                     Depositary Inc., 1990 to
                                                     present; Tax Vice
                                                     President, NYLIFE Inc.,
                                                     1990 to present; Tax Vice
                                                     President, NYLIFE Insurance
                                                     Company of Arizona, 1990 to
                                                     present; Tax Vice
                                                     President, NYLIFE Realty
                                                     Inc., 1991 to present; Tax
                                                     Vice President, NYLICO
                                                     Inc., 1991 to present; Tax
                                                     Vice President, New York
                                                     Life Fund Inc., 1991 to
                                                     present; Tax Vice
                                                     President, New York Life
                                                     International Investment,
                                                     Inc., 1991 to present; Tax
                                                     Vice President, NYLIFE
                                                     Equity Inc., 1991 to
                                                     present; Tax Vice
                                                     President, NYLIFE Funding
                                                     Inc., 1991 to present; Tax
                                                     Vice President, MainStay VP
                                                     Series Fund, Inc., 1991 to
                                                     present; Tax Vice
                                                     President, CNP Realty
                                                     Investments, Inc., 1991 to
                                                     present; Tax Vice
                                                     President, New York Life
                                                     Worldwide Holding Inc.,
                                                     1992 to present; Tax Vice
                                                     President, NYLIFE
                                                     Structured Asset Management
                                                     Company Ltd., 1992 to
                                                     present; Tax Vice
                                                     President, MainStay
                                                     Institutional Funds Inc.,
                                                     1992 to present; Tax Vice
                                                     President, NYLIFE
                                                     Distributors Inc., 1993 to
                                                     present; Vice President &
                                                     Assistant Controller, New
                                                     York Life Insurance and
                                                     Annuity

                                              YEAR
                                             BECAME
                                 POSITION(S)   AN      PRINCIPAL OCCUPATION(S)
NAME AND AGE                     WITH TRUST  OFFICER     DURING PAST 5 YEARS
- ------------                     ----------- -------   -----------------------
                                                     Corp., 1995 to present, and
                                                     Assistant Controller, 1991
                                                     to present; Vice President,
                                                     NYLCARE Health Plans, Inc.,
                                                     1995 to present; Vice
                                                     President--Tax, New York
                                                     Life and Health Insurance
                                                     Co., 1996 to present; Tax
                                                     Vice President, Eagle
                                                     Strategies Corp.
                                                     (registered investment
                                                     advisor), 1993 to 1996; Tax
                                                     Vice President, Monitor
                                                     Capital Advisors, Inc.,
                                                     1996 to present; Tax Vice
                                                     President, NYLINK Insurance
                                                     Agency Incorporated, 1996
                                                     to present; Tax Vice
                                                     President, MainStay
                                                     Shareholder Services Inc.,
                                                     1997 to present; and Tax
                                                     Vice President, New York
                                                     Life Trust Company, 1996 to
                                                     present.
A. Thomas Smith III............. Secretary    1994   Vice President and
  Age: 40                                            Associate General Counsel,
                                                     New York Life Insurance
                                                     Company, 1997 to present;
                                                     Associate General Counsel,
                                                     New York Life Insurance
                                                     Company, 1996 to 1997;
                                                     Assistant General Counsel,
                                                     New York Life Insurance
                                                     Company, 1994 to 1996;
                                                     Secretary, MainStay
                                                     Institutional Funds Inc.,
                                                     MainStay VP Series Fund,
                                                     Inc., New York Life Fund
                                                     Inc., 1994 to 1997;
                                                     Secretary, Eclipse
                                                     Financial Asset Trust, 1994
                                                     to present; Secretary,
                                                     Eagle Strategies Corp.
                                                     (registered investment
                                                     adviser), 1996 to present;
                                                     and Assistant General
                                                     Counsel, Dreyfus
                                                     Corporation, 1991 to 1993.

                                                                      EXHIBIT C

              ADDITIONAL INFORMATION REGARDING CURRENT INVESTMENT
                   ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

CURRENT INVESTMENT ADVISORY AGREEMENTS

  The Investment Advisory Agreements for Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund and Value Fund are dated May 1, 1986; the Investment Advisory Agreement for Tax Free Bond Fund is dated May 29, 1987; the Investment Advisory Agreement for Total Return Fund is dated December 28, 1987; the Investment Advisory Agreements for California Tax Free Fund and New York Tax Free Fund are dated September 6, 1991; the Investment Advisory Agreement for Equity Index Fund is dated November 5, 1990; the Investment Advisory Agreements for International Bond Fund and International Equity Fund are dated August 25, 1994; and the Investment Advisory Agreement for Strategic Income Fund is dated January 28, 1997.

  On April 27, 1987 the shareholders of Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund and Value Fund approved their respective Investment Advisory Agreements and in connection with the reorganization of such Fund as a series of the Trust, the shareholders of the MacKay-Shields MainStay Tax Free Bond Fund approved an Investment Advisory Agreement with MacKay-Shields substantially identical to the Tax Free Bond Fund's current Investment Advisory Agreement with MacKay-Shields. On April 25, 1988, the shareholders of Total Return Fund approved its Investment Advisory Agreement. On December 8, 1992, shareholders of California Tax Free Fund and New York Tax Free Fund approved their respective Investment Advisory Agreements with MacKay-Shields. On September 8, 1994, the sole initial shareholder of International Bond Fund and International Equity Fund approved their respective Investment Advisory Agreements with MacKay-Shields. On February 3, 1997, the sole initial shareholder of Strategic Income Fund approved the Investment Advisory Agreement with MacKay-Shields. The Investment Advisory Agreements for each Fund except Strategic Income Fund, which did not require reapproval, were last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or MacKay-Shields or Monitor (as defined in the 1940 Act), at a meeting held on April 28, 1997.

  For the fiscal year ended December 31, 1996, the amount of the advisory fee paid by each Fund to its respective Adviser was as follows:

                                                                  YEAR ENDED
                                                               DECEMBER 31, 1996
                                                               -----------------
   California Tax Free Fund...................................    $   45,307+
   Capital Appreciation Fund..................................     3,429,258
   Convertible Fund...........................................     2,444,000
   Equity Index Fund..........................................       163,785
   Government Fund............................................     2,643,801
   High Yield Corporate Bond Fund.............................     5,816,110
   International Bond Fund....................................        68,489+
   International Equity Fund..................................       342,100
   Money Market Fund..........................................       397,071+
   New York Tax Free Fund.....................................        29,457+
   Strategic Income Fund......................................           N/A++
   Tax Free Bond Fund.........................................     1,579,820
   Total Return Fund..........................................     3,087,111
   Value Fund.................................................     2,682,642

- -----------
+After expense reimbursement.
++  The Strategic Income Fund commenced operations on February 28, 1997.

  MacKay-Shields and NYLIFE Distributors voluntarily agreed to limit the expenses of the Money Market Fund, described above to the extent that such expenses for a month would exceed on an annualized basis .70% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1996, a total of $870,226 would have been paid by the Money Market Fund had such expenses not been limited.

  MacKay-Shields voluntarily agreed to reimburse 50% of certain expenses for the California Tax Free Fund and the New York Tax Free Fund to the extent that operating expenses exceed on an annualized basis .99% of the daily average net assets of those Funds. For the fiscal year ended December 31, 1996, a total of $56,535 and $49,369 would have been paid by the California Tax Free Fund and New York Tax Free Fund, respectively, had such expenses not been limited.

  Regarding the International Bond Fund, MacKay-Shields and NYLIFE Distributors each agreed that a portion of its fees would not be imposed, pursuant to the applicable contracts, until such time as the Fund reaches $50 million in net assets. After deducting the foregoing fee waiver, the advisory fee paid by the International Bond Fund for the period September 13, 1994 to December 31, 1994 equaled an annual rate of .25% and for the fiscal years ended December 31, 1995 and 1996, equaled an annual rate of .25% and .25%, respectively.

CURRENT ADMINISTRATION AGREEMENTS

  NYLIFE Distributors Inc. ("NYLIFE Distributors" or the "Administrator") currently acts as administrator for the Funds pursuant to the Administration Agreements which are dated January 1, 1994 (August 25, 1994 in the case of the International Bond Fund and International Equity Fund and January 28, 1997 in the case of the Strategic Income Fund).

  The Administration Agreements for the Funds were approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or NYLIFE Distributors (as the term is defined in the 1940 Act) at a meeting held on October 25, 1993 (at a meeting held on July 25, 1994 for the International Bond Fund and International Equity Fund and at a meeting held on January 27, 1997 for the Strategic Income Fund). The Administration Agreements for each Fund except the Strategic Income Fund, which did not require reapproval, were reapproved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or NYLIFE Distributors, at a meeting held on April 28, 1997.

  For the fiscal year ended December 31, 1996, the amount of the administration fee paid by each Fund was as follows:

                                                                  YEAR ENDED
                                                               DECEMBER 31, 1996
                                                              ------------------
   California Tax Free Fund..................................     $   45,307+
   Capital Appreciation Fund.................................      3,429,258
   Convertible Fund..........................................      2,444,000
   Equity Index Fund.........................................        365,118+
   Government Fund...........................................      2,643,801
   High Yield Corporate Bond Fund............................      5,816,110
   International Bond Fund...................................         41,100+
   International Equity Fund.................................        228,066
   Money Market Fund.........................................        397,071+
   New York Tax Free Fund....................................         29,457+
   Strategic Income Fund.....................................            N/A++
   Tax Free Bond Fund........................................      1,579,820
   Total Return Fund.........................................      3,087,111
   Value Fund................................................      2,682,642

- -----------

+   After expense reimbursement.

++  The Strategic Income Fund commenced operations on February 28, 1997.

  NYLIFE Distributors and MacKay-Shields have voluntarily agreed to assume the expenses of the Money Market Fund described above to the extent that such expenses for a month would exceed on an annualized basis .70% of the average daily net assets of that Fund. For the fiscal year ended December 31, 1996, $870,226 in expenses would have been incurred by the Money Market Fund had such expenses not been limited.

  NYLIFE Distributors voluntarily agreed to reimburse 50% of certain expenses for the California Tax Free Fund and the New York Tax Free Fund to the extent that operating expenses exceed on an annualized basis .99% of the daily average net assets of that Fund. For the fiscal year ended December 31, 1996, a total of $56,535 and $49,369 would have been paid by the California Tax Free Fund and New York Tax Free Fund, respectively, had such expenses not been limited.

  In the event the total expenses of the Equity Index Fund for any fiscal year exceed .80% of the value of the Fund's average annual net assets, NYLIFE Distributors agreed to reduce its fee payable by the Fund by the difference between the Fund's total expenses and 0.80%. This reduction amounted to $290,022 for the year ended December 31, 1996.

  Regarding the International Bond Fund, MacKay-Shields and NYLIFE Distributors each agreed that a portion of its fees would not be imposed, pursuant to the applicable contracts, until such time as the Fund reaches $50 million in net assets. After deducting the foregoing fee waiver, the administration fee paid by the International Bond Fund for the fiscal year ended December 31, 1996 equaled an annual rate of .15%.

OTHER SERVICES

  Pursuant to an Accounting Agreement with the Trust dated January 1, 1994, NYLIFE Distributors currently performs certain bookkeeping and pricing services for the Funds. Each Fund bears an allocable portion of the cost of providing these services to the Trust.

  In addition, each Fund other than the Strategic Income Fund reimbursed NYLIFE Securities and NYLIFE Distributors for the cost of certain correspondence to shareholders and establishing shareholder accounts.

  For the fiscal year ended December 31, 1996, the amount of the fee paid under the Accounting Agreement by each Fund was as follows:

                                                                  YEAR ENDED
                                                               DECEMBER 31, 1996
                                                               -----------------
   California Tax Free Fund...................................     $    N/A
   Capital Appreciation Fund..................................      145,721
   Convertible Fund...........................................       81,568
   Equity Index Fund..........................................          N/A
   Government Fund............................................      114,622
   High Yield Corporate Bond Fund.............................      233,333
   International Bond Fund....................................       12,511
   International Equity Fund..................................       22,075
   Money Market Fund..........................................       62,593
   New York Tax Free Fund.....................................          N/A
   Strategic Income Fund+.....................................          N/A
   Tax Free Bond Fund.........................................       80,430
   Total Return Fund..........................................      126,154
   Value Fund.................................................      116,985

- -----------
+   The Strategic Income Fund commenced operations on February 28, 1997.

                                                                      EXHIBIT D

                                    FORM OF

                                   COMPOSITE

                              THE MAINSTAY FUNDS

                          [CALIFORNIA TAX FREE FUND]
                          [CAPITAL APPRECIATION FUND]
                              [CONVERTIBLE FUND]
                              [EQUITY INDEX FUND]
                               [GOVERNMENT FUND]
                       [HIGH YIELD CORPORATE BOND FUND]
                           [INTERNATIONAL BOND FUND]
                          [INTERNATIONAL EQUITY FUND]
                              [MONEY MARKET FUND]
                           [NEW YORK TAX FREE FUND]
                            [STRATEGIC INCOME FUND]

                             [TAX FREE BOND FUND]
                              [TOTAL RETURN FUND]
                                 [VALUE FUND]

                             MANAGEMENT AGREEMENT

  Agreement, made as of the   day of       , 1997 between THE MAINSTAY FUNDS,
a Massachusetts business trust (the "Trust"), on behalf of the [California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Index Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Money Market Fund, New York Tax Free Fund, Strategic Income Fund, Tax Free Bond Fund, Total Return Fund, and Value Fund] (the "Fund"), a separate series of the Trust, and MainStay Management, Inc., a Delaware corporation (the "Manager").

                                  witnesseth:

  WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

  WHEREAS, the shares of beneficial interest of the Trust (the "Shares") are divided into separate series, each of which is established pursuant to a written instrument executed by the Trustees of the Trust, and the Trustees may from time to time terminate such series or establish and terminate additional series;

  WHEREAS, the Shares of each series (other than the equity Index Fund) are divided into Class A shares and Class b shares; and

  WHEREAS, the Fund desires to retain the Manager to render investment advisory and related administrative services to the Fund, and the Manager is willing to render such services on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, the parties agree as follows:

  1. Appointment. The Fund hereby appoints MainStay Management, Inc. to act as manager to the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

  2. Duties as Manager. Subject to the supervision of the Trustees of the Trust, the Manager shall administer the Fund's business affairs and manage the investment operations of the Fund and the composition of the portfolio of the Fund, including the purchase, retention and disposition thereof, in accordance with the investment objectives, policies and restrictions of the Fund, as stated in the Prospectus (as hereinafter defined) and subject to the following understandings:

    (a) The Manager shall (i) furnish the Fund with office facilities and
  (ii) furnish the Fund with ordinary clerical, bookkeeping and recordkeeping services at such office facilities.

    (b) The Manager shall provide supervision of the Fund's investments and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the Fund's assets will be invested or held uninvested as cash.

    (c) The Manager shall use its best judgment in the performance of its duties under this Agreement.

    (d) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, By-Laws and Prospectus (each as hereinafter defined) of the Trust and with the instructions and directions of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

    (e) The Manager, and any sub-adviser to whom such authority has been delegated, shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers (including NYLIFE Securities Inc.) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus (each as hereinafter defined) or as the Trustees may direct from time to time. It is recognized that, in providing the Fund with investment supervision or the placing of orders for portfolio transactions, the Manager or any sub-adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager or any sub-adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager or any sub-adviser may be a party. It is understood that neither the Fund, the Trust nor the Manager or sub-adviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager or any sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager or any sub-adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager or any sub-adviser in connection with its services to other clients.

    On occasions when the Manager or any sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Manager or any sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager or any sub-adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

    (f) The Manager shall maintain all books and records with respect to the Fund's securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the Rules thereunder and shall render to the Trust's Trustees such periodic and special reports as the Trustees may reasonably request.

    (g) The Manager shall provide the Trust's Custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

    (h) With respect to any or all series of the Trust, including the Fund, the Manager may enter into one or more contracts

  ("Sub-Advisory or Sub-Administration Contract") with a sub-adviser or sub-administrator in which the Manager delegates to such sub-adviser or sub-administrator any or all its duties specified in this Agreement, provided that each Sub-Advisory or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder.

  3. Manager Personnel. The Manager shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they are elected or appointed. Services to be furnished by the Manager under this Agreement may be furnished through the medium of any of such directors, officers, or employees or affiliates of the Manager.

  4. Books and Records. The Manager shall keep the Fund's books and records required to be maintained by it, pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any of such records upon the Fund's request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 as promulgated by the Commission under the 1940 Act any such records as are required to be maintained by the Manager pursuant to paragraph 2 hereof.

  5. Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

  6. Documents. The Trust has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

    (a) Declaration of Trust of the Trust, filed with the Secretary of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

    (c) Certified Resolutions of the Trustees of the Trust authorizing the appointment of the Manager and approving the form of this Agreement;

    (d) Written Instrument to Establish and Designate Separate Series of
  Shares;

    (e) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and the Fund's Shares and all amendments thereto;

    (f) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

    (g) Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

  7. Expenses. (a) In connection with the services rendered by the Manager under this Agreement, the Manager will bear all of the following expenses:

    (i) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust; and

    (ii) all expenses incurred by the Manager in connection with managing the investment operations of the Fund and administering the ordinary course of the Fund's business, other than those assumed by the Fund herein;

  (b) The Fund assumes and will pay its expenses, including but not limited to those described below (where any such category applies to more than one series of the Trust, the Fund shall be liable only for its allocable portion of the expenses):

    (i) the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

    (ii) the fees and expenses of the Fund's custodian which relate to (A) the custodial function and the recordkeeping connected therewith, (B) the maintenance of the required accounting records of the Fund not being maintained by the Manager, (C) the pricing of the Fund's Shares, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Trustees of the Trust, and (D) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's Shares;

    (iii) the fees and expenses of the Trust's transfer and dividend disbursing agent, which may be the custodian, which relate to the maintenance of each shareholder account;

    (iv) the charges and expenses of legal counsel and independent accountants for the Trust;

    (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Fund;

    (vi) all taxes and business fees payable by the Fund to federal, state or other governmental agencies;

    (vii) the fees of any trade association of which the Trust may be a member;

    (viii) the cost of share certificates representing the Fund's Shares;

    (ix) the fees and expenses involved in registering and maintaining registrations of the Trust and of its Shares with the SEC, registering the Trust as a broker or dealer and qualifying its Shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

    (x) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; and

    (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

  8. Organization Expenses. The Fund hereby agrees to reimburse the Manager for the organization expenses of, and the expenses incurred in connection with, the initial offering of Shares of the Fund.

  9. Compensation. For the services provided and the facilities furnished pursuant to this Agreement, the Trust will pay to the Manager as full compensation therefor a fee at the following annual rate of [see below]% of the average daily net assets of each Fund:

   [California Tax Free Fund....................... 0.50%
   Capital Appreciation Fund....................... 0.72%
   Convertible Fund................................ 0.72%
   Equity Index Fund............................... 0.50%
   Government Fund................................. 0.60%
   High Yield Corporate Bond Fund.................. 0.60%
   International Bond Fund......................... 0.70%
   International Equity Fund....................... 1.00%
   Money Market Fund............................... 0.50%
   New York Tax Free Fund.......................... 0.50%
   Strategic Income Fund........................... 0.60%
   Tax Free Bond Fund.............................. 0.60%
   Total Return Fund............................... 0.64%
   Value Fund...................................... 0.72%]

  This fee will be computed daily and will be paid to the Manager monthly. This fee will be chargeable only to the Fund, and no other series of the Trust shall be liable for the fee due and payable hereunder. The Fund shall not be liable for any expense of any other series of the Trust.

  10. Standard of Care. Subject to the applicable law, the Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

  11. Duration and Termination. This Agreement shall continue in effect with respect to the Fund for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually with respect to the Fund in conformity with the requirements of the 1940 Act and the Rules thereunder; provided, however, that this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

  12. Other Business. Nothing in this Agreement shall limit or restrict the right of any of the Manager's directors, officers, or employees who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Manager's right to engage in any other business or to render services of any kind to any other corporation, trust, firm, individual or association.

  13. Independent Contractor. Except as otherwise provided herein or authorized by the Trustees of the Trust from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

  14. Trust Materials. During the term of this Agreement, the Trust agrees to furnish the Manager at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or to the public, which refer to the Manager in any way, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Trust will continue to furnish to the Manager copies of any of the above-mentioned materials which refer in any way to the Manager. The Trust shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

  15. Amendment. This Agreement may be amended in writing by mutual consent, but the consent of the Fund, if required, must be obtained in conformity with the requirements of the 1940 Act and the Rules thereunder.

  16. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, New Jersey 07054; or
(2) to the Trust at 51 Madison Avenue, New York, NY 10010.

  17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

  18. Limitation of Liability of the Trust and the Shareholders. It is understood and expressly stipulated that none of the Trustees, officers, agents or shareholders of the Trust shall be personally liable hereunder. The name "The MainStay Funds" is the designation of the Trust for the time being under the Declaration of Trust and all persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for any claims against any other series of the Trust.

  19. Use of Name. The Fund may use any name including the word "MainStay" only for so long as this Agreement or any other Investment Advisory Agreement between the Manager or any other affiliate of New York Life Insurance Company and the Trust or any extension, renewal or amendment thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as investment adviser. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Manager or any organization which shall have so succeeded to its business.

  20. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, terms shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

  In Witness Whereof, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     THE MAINSTAY FUNDS, on behalf of
                                       FUND, a series

                                     By: ______________________________________
                                       Name:
                                       Title:

                                     MAINSTAY MANAGEMENT, INC.

                                     By: ______________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT E

     ADDITIONAL INFORMATION REGARDING PRINCIPAL EXECUTIVE OFFICERS AND
                     DIRECTORS OF MAINSTAY MANAGEMENT, INC.

                    POSITION WITH MAINSTAY
 NAME AND ADDRESS      MANAGEMENT, INC.       PRINCIPAL OCCUPATION
 ----------------   ----------------------- -------------------------
Ravi Akhoury        Director                Chairman and Chief
9 West 57th Street                          Executive Office,
New York, NY 10019                          MacKay-Shields
                                            Financial Corporation
Jefferson C. Boyce  Director                Senior Vice President,
51 Madison Avenue                           New York Life
New York, NY 10010                          Insurance Company
Alice T. Kane       Director, President and Executive Vice President,
51 Madison Avenue   Chief Executive Officer New York Life
New York, NY 10010                          Insurance Company
Frank Mistero       Director                Senior Vice President,
51 Madison Avenue                           New York Life
New York, NY 10010                          Insurance Company
Stephen C. Roussin  Director, Senior Vice   Senior Vice President,
51 Madison Avenue   President and Chief     New York Life
New York, NY 10010  Operations Officer      Insurance Company
Walter W. Ubl       Director                Senior Vice President,
51 Madison Avenue                           New York Life
New York, NY 10010                          Insurance Company

                                                                      EXHIBIT F

                                    FORM OF

                                   COMPOSITE

                              THE MAINSTAY FUNDS

                          [CALIFORNIA TAX FREE FUND]
                          [CAPITAL APPRECIATION FUND]
                              [CONVERTIBLE FUND]
                              [EQUITY INDEX FUND]
                               [GOVERNMENT FUND]
                       [HIGH YIELD CORPORATE BOND FUND]
                           [INTERNATIONAL BOND FUND]
                          [INTERNATIONAL EQUITY FUND]
                              [MONEY MARKET FUND]
                           [NEW YORK TAX FREE FUND]
                            [STRATEGIC INCOME FUND]

                             [TAX FREE BOND FUND]
                              [TOTAL RETURN FUND]
                                 [VALUE FUND]

                            SUB-ADVISORY AGREEMENT

  Agreement made as of       , 1997 (the "Agreement") between MainStay
Management, Inc., a Delaware corporation (the "Manager"), and [MacKay-Shields Financial Corporation, a Delaware corporation] [Monitor Capital Advisors, Inc., a Delaware corporation] (the "Sub-Adviser") (the "Agreement").

  WHEREAS, the Manager has entered into a Management Agreement, dated       ,
1997 (the "Management Agreement"), with The MainStay Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of the California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Index Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Money Market Fund, New York Tax Free Fund, Strategic Income Fund, Tax Free Bond Fund, Total Return Fund and Value Fund] (the "Fund"), a series of the Trust;

  WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Fund;

  WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to a sub-adviser; and

  WHEREAS, the Manager desires to retain the Sub-Adviser to furnish certain investment advisory services with respect to the Fund and the Sub-Adviser is willing to furnish such services;

  NOW, THEREFORE, the parties agree as follows:

  1. Appointment. The Manager hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

  2. Duties as Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Manager, the Sub-Adviser shall manage the investment operations of the Fund and the composition of the portfolio of the Fund, including the purchase, retention and disposition thereof, in accordance with the investment objectives, policies and restrictions of the Fund, as stated in the Prospectus (as hereinafter defined) and subject to the following understandings:

    (a) The Sub-Adviser shall provide supervision of the Fund's investments and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the Fund's assets will be invested or held uninvested as cash.

    (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement.

    (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, By-Laws and Prospectus (each as hereinafter defined) of the Trust and with the instructions and directions of the Trustees of the Trust and the Manager and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

    (d) The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers (including NYLIFE Securities Inc.) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus (each as hereinafter defined) or as the Trustees may direct from time to time. It is recognized that, in providing the Fund with investment supervision or the placing of orders for portfolio transactions, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that none of the Fund, the Trust, the Manager nor the Sub-Adviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients.

    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

    (e) The Sub-Adviser shall maintain all books and records with respect to the Fund's securities transactions required by sub-paragraphs (b)(5), (6),
  (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the Rules thereunder and shall render to the Manager and to the Trust's Trustees such periodic and special reports as the Manager or the Trustees may reasonably request.

    (f) The Sub-Adviser shall provide the Fund's Custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

  3. Sub-Adviser Personnel. The Sub-Adviser shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they are elected or appointed. Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of such directors, officers, or employees.

  4. Books and Records. The Sub-Adviser shall keep the Fund's books and records required to be maintained by it, pursuant to paragraph 2 hereof. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 as promulgated by the Commission under the 1940 Act any such records as are required to be maintained by the Sub-Adviser pursuant to paragraph 2 hereof.

  5. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar or different services to others so long as its services under this Agreement are not impaired thereby.

  6. Documents. The Manager has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

    (a) Declaration of Trust of the Trust, filed with the Secretary of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

    (c) Certified Resolutions of the Trustees of the Trust authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

    (d) Written Instrument to Establish and Designate Separate Series of
  Shares;

    (e) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and the Fund's Shares and all amendments thereto;

    (f) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

    (g) Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

  7. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund or the Manager.

  8. Compensation. For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Manager, not the Trust or the Fund, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at the following annual rate of each Fund's average daily net assets.

   [California Tax Free Fund............................................. 0.25%
   Capital Appreciation Fund............................................. 0.36%
   Convertible Fund...................................................... 0.36%
   Equity Index Fund..................................................... 0.10%
   Government Fund....................................................... 0.30%
   High Yield Corporate Bond Fund........................................ 0.30%
   International Bond Fund............................................... 0.45%
   International Equity Fund............................................. 0.60%
   Money Market Fund..................................................... 0.25%
   New York Tax Free Fund................................................ 0.25%
   Strategic Income Fund................................................. 0.30%
   Tax Free Bond Fund.................................................... 0.30%
   Total Return Fund..................................................... 0.32%
   Value Fund............................................................ 0.36%]

  9. Standard of Care. Subject to the applicable law, the Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

  10. Duration and Termination. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually with respect to the Fund in conformity with the requirements of the 1940 Act and the

Rules thereunder. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Sub-adviser,
(b) by the Manager at any time without penalty upon sixty (60) days' written notice to the Sub-Adviser or immediately upon material breach by the Sub-Adviser or immediately if, in the reasonable judgment of the Manager, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, or (c) by the Sub-Adviser at any time without penalty, upon sixty
(60) days' written notice to the Fund. This Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940
Act) or the assignment or termination of the Management Agreement.

  11. Other Business. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers, or employees who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, trust, firm, individual or association.

  12. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved (i) by a vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, and
(ii) by a vote of a majority of the Fund's outstanding voting securities (unless in the case of (ii), the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote).

  13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

  14. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, New Jersey 07054; or
(2) to the Sub-Adviser at [9 West 57th Street, New York, NY 10019][504 Carnegie Center, Princeton, NJ 08540.].

  15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

  In Witness Whereof, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          MAINSTAY MANAGEMENT, INC.

                                          By: _________________________________
                                            Name:
                                            Title:

                                          [MACKAY-SHIELDS FINANCIAL
                                            CORPORATION]
                                          [MONITOR CAPITAL ADVISORS, INC.]

                                          By: _________________________________
                                            Name:
                                            Title:

                                                                      EXHIBIT G

       ADDITIONAL INFORMATION REGARDING PRINCIPAL EXECUTIVE OFFICERS AND
               DIRECTORS OF MACKAY-SHIELDS FINANCIAL CORPORATION

                              POSITION WITH
                             MACKAY-SHIELDS
  NAME AND ADDRESS        FINANCIAL CORPORATION    PRINCIPAL OCCUPATION
  ----------------        ---------------------    --------------------
Ravi Akhoury               Chairman and         Chairman and Chief
9 West 57th Street         Chief Executive      Executive Officer,
New York, NY 10019         Officer              MacKay-Shields Financial
                                                Corporation
Alice T. Kane              Director             Executive Vice President,
51 Madison Avenue                               New York Life Insurance
New York, NY 10010                              Company
Richard M. Kernan, Jr.     Director             Executive Vice President
51 Madison Avenue                               and
New York, NY 10010                              Chief Investment Officer,
                                                New York Life Insurance
                                                Company
Denis Laplaige             President,           President, Managing
9 West 57th Street         Managing Director    Director and Chief
New York, NY 10019         and Chief            Investment Officer,
                           Investment Officer   MacKay-Shields Financial
                                                Corporation
Donald K. Ross             Director             Retired Chairman and Chief
953 Cherokee Lane                               Executive Officer, New
Franklin Lakes, NJ 07417                        York Life Insurance
                                                Company
Seymour Sternberg          Director             Chairman, Chief Executive
51 Madison Avenue                               Officer and President, New
New York, NY 10010                              York Life Insurance
                                                Company

                                                                      EXHIBIT H

       ADDITIONAL INFORMATION REGARDING PRINCIPAL EXECUTIVE OFFICER AND
                  DIRECTORS OF MONITOR CAPITAL ADVISORS, INC.

                        POSITION WITH MONITOR
  NAME AND ADDRESS      CAPITAL ADVISORS, INC.  PRINCIPAL OCCUPATION
  ----------------      ----------------------  --------------------
Jefferson C. Boyce      Director               Senior Vice President,
51 Madison Avenue                              New York Life
New York, NY 10010                             Insurance
                                               Company
James Mehling           President and Director President and
504 Carnegie Center                            Director,
Princeton, NJ 08540                            Monitor Capital
                                               Advisors, Inc.
Patrick G. Boyle        Chairman               Senior Vice President,
51 Madison Avenue                              New York Life
New York, NY 10010                             Insurance
                                               Company
Alice T. Kane           Director               Executive Vice
51 Madison Avenue                              President,
New York, NY 10010                             New York Life
                                               Insurance
                                               Company
Richard M. Kernan, Jr.  Director               Executive Vice
51 Madison Avenue                              President
New York, NY 10010                             and Chief Investment
                                               Officer, New York Life
                                               Insurance Company

                                                                      EXHIBIT I

               INFORMATION REGARDING COMPARABLE FUNDS ADVISED BY
                     MACKAY-SHIELDS FINANCIAL CORPORATION

                                                                RATE
                                           SIZE                 PAID   PROPOSED
                                         (IN 000S) CURRENT    FOR YEAR   SUB-
                                           AS OF   ADVISORY    ENDED   ADVISORY
                  FUND                    6/30/97  FEE RATE   12/31/96 FEE RATE
                  ----                   --------- --------   -------- --------
MAINSTAY CAPITAL APPRECIATION FUND...... 1,780,231   0.36%*     0.29%    0.36%
 MainStay VP Capital Appreciation Port-
   folio................................   636,280   0.36%      0.36%     N/A
MAINSTAY CONVERTIBLE FUND...............   924,052   0.36%      0.36%    0.36%
 MainStay VP Convertible Portfolio......    29,893   0.36%      0.36%     N/A
MAINSTAY GOVERNMENT FUND................   694,788   0.30%*     0.30%    0.30%
 MainStay VP Government Portfolio.......    69,971   0.30%      0.30%     N/A
MAINSTAY HIGH YIELD CORPORATE BOND
  FUND.................................. 3,121,736   0.30%*     0.28%    0.30%
 MainStay VP High Yield Bond Portfolio..   303,106   0.30%      0.30%     N/A
MAINSTAY INTERNATIONAL BOND FUND........    32,526   0.45%**    0.25%    0.45%
 MainStay Institutional International
   Bond Fund............................    52,775   0.30%      0.30%     N/A
MAINSTAY INTERNATIONAL EQUITY FUND......    83,724   0.60%      0.60%    0.60%
 MainStay Institutional International
   Equity Fund..........................   141,107   0.35%      0.35%     N/A
 MainStay VP International Equity Port-
   folio................................    29,989   0.60%      0.60%     N/A
MAINSTAY MONEY MARKET FUND..............   409,884   0.25%***   0.11%    0.25%
 MainStay VP Cash Management Portfolio..   137,619   0.25%      0.25%     N/A
MAINSTAY TOTAL RETURN FUND.............. 1,210,214   0.32%*     0.31%    0.32%
 MainStay VP Total Return Portfolio.....   390,014   0.32%      0.32%     N/A
MAINSTAY VALUE FUND..................... 1,311,625   0.36%+     0.30%    0.36%
 MainStay VP Value Portfolio............   182,815   0.36%      0.36%     N/A

  All fee waivers and fee breakpoints will remain in effect under the proposed sub-advisory arrangements for The MainStay Funds.
- -----------
* NYLIFE Distributors and MacKay-Shields have voluntarily established combined fee breakpoints for certain of the Funds as follows: for the Government Fund of .55% on assets exceeding $1 billion; for the High Yield Corporate Bond Fund of .55% on assets in excess of $500 million; for the Total Return Fund of .60% on assets in excess of $500 million; and for the Capital Appreciation Fund of .65% on assets in excess of $200 million and .50% on assets in excess of $500 million.
** NYLIFE Distributors and MacKay-Shields have jointly agreed to waive a portion of their fees payable by the International Bond Fund until such time as the Fund reaches $50 million in assets.
*** up to $300 million; .225% from $300 to $700 million; .20% from $700 million to $1.0 billion; and .175% in excess of $1.0 billion. NYLIFE Distributors and MacKay-Shields have voluntarily agreed to assume the expenses of Money Market Fund to the extent that such expenses would exceed on an annualized basis .70% of the average daily net assets of the Fund.
+ up to $200 million; .325% from $200 to $500 million; and .25% in excess of $500 million.

                                                                      EXHIBIT J

               INFORMATION REGARDING COMPARABLE FUNDS ADVISED BY
                        MONITOR CAPITAL ADVISORS, INC.

                                            SIZE             RATE PAID PROPOSED
                                          (IN 000S) CURRENT  FOR YEAR    SUB-
                                            AS OF   ADVISORY   ENDED   ADVISORY
                  FUND                     6/30/97    FEE    12/31/96  FEE RATE
                  ----                    --------- -------- --------- --------
MAINSTAY EQUITY INDEX FUND...............  329,825    0.10%    0.10%     0.10%
  MainStay Institutional Indexed Equity
    Fund.................................  842,619    0.10%*    --        N/A
  MainStay VP Indexed Equity Portfolio...  352,971    0.10%    0.10%      N/A

- -----------
* The Fund's administrator, New York Life Insurance Company, and Monitor Capital Advisors Inc. have voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage commissions, litigation and indemnification expenses, and other extraordinary expenses and any class-specific expenses) of the Fund to an annual rate of 0.30% of the Fund's Institutional Class shares' average daily net assets and 0.55% of the Fund's Institutional Service Class shares' average daily net assets.

                                                                      EXHIBIT K

                                    FORM OF

                                   COMPOSITE

                             AMENDED AND RESTATED
                  PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1
                              FOR CLASS B SHARES
                             OF THE MAINSTAY FUNDS

                          [CALIFORNIA TAX FREE FUND]
                          [CAPITAL APPRECIATION FUND]
                              [CONVERTIBLE FUND]
                               [GOVERNMENT FUND]
                       [HIGH YIELD CORPORATE BOND FUND]
                           [INTERNATIONAL BOND FUND]
                          [INTERNATIONAL EQUITY FUND]
                           [NEW YORK TAX FREE FUND]
                            [STRATEGIC INCOME FUND]

                             [TAX FREE BOND FUND]
                              [TOTAL RETURN FUND]
                                 [VALUE FUND]

  Whereas, The MainStay Funds (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

  Whereas, shares of beneficial interest of the Trust are currently divided into a number of separate series including the [CALIFORNIA TAX FREE FUND; CAPITAL APPRECIATION FUND; CONVERTIBLE FUND; GOVERNMENT FUND; HIGH YIELD CORPORATE BOND FUND; INTERNATIONAL BOND FUND, INTERNATIONAL EQUITY FUND; NEW YORK TAX FREE FUND; STRATEGIC INCOME FUND, TAX FREE BOND FUND; TOTAL RETURN FUND and VALUE FUND] (the "Funds");

  Whereas, the Trust has adopted, on behalf of each of the Funds, a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") with respect to Class B shares of the Funds, the Trustees of the Trust have determined that there is a reasonable likelihood that adoption of this Amended and Restated Plan of Distribution will benefit the Trust, each Fund and its respective shareholders.

  Whereas, the Trust employs NYLIFE Distributors Inc. ("NYLIFE Distributors") as distributor of the securities of which it is the issuer including Class B shares of the Funds; and

  Whereas, the Trust and NYLIFE Distributors have entered into a Distribution Agreement pursuant to which the Trust employs NYLIFE Distributors in such capacity during the continuous offering of [Class A and Class B] shares of the Trust.

  Now, Therefore, the Trust hereby amends and restates on behalf of the Funds, and NYLIFE Distributors hereby agrees to the terms of, the Plan, as amended and restated, in accordance with Rule 12b-1 under the Act on the following terms and conditions:

  1. The Funds shall pay to NYLIFE Distributors, as the distributor of securities of which the Funds are the issuer, a fee for distribution of the shares, and services to shareholders of the Funds at the annual rate of 0.75% [(0.25% in the case of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund)] of each of the Fund's average daily net assets attributable to the Fund's Class B shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Trustees shall determine, subject to any applicable restriction imposed by rules of the National Association of Securities Dealers, Inc. If this Plan is terminated, the Funds will owe no payments to NYLIFE Distributors other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

  2. The amount set forth in paragraph 1 of this Plan shall be paid for NYLIFE Distributors' services as distributor of the shares of the Funds in connection with any activities or expenses primarily intended to result in the sale of the shares of the Funds, including, but not limited to, compensation to registered representatives or other employees of NYLIFE Distributors and to other broker-dealers that have entered into a Soliciting Dealer Agreement with NYLIFE Distributors, compensation to and expenses of employees of NYLIFE Distributors who engage in or support distribution of the Funds' shares; telephone expenses; interest expense; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; administrative services and expenses; and profit on the foregoing.

  3. The Funds will pay to NYLIFE Distributors, in addition to the distribution fee, a service fee at the rate of 0.25% on an annualized basis of the average daily net asset value of each Fund attributable to Class B shares (the "Service Fee") as compensation for "service activities" (as defined below) rendered to shareholders of the Funds. Such Service Fee shall be calculated daily and paid monthly or at such other intervals as the Board shall determine.

  For purposes of the Plan, "service activities" shall mean activities in connection with the provision of personal, continuing services to investors in each Fund, excluding transfer agent and subtransfer agent services for beneficial owners of Fund shares, aggregating and processing purchase and redemption orders, providing beneficial owners with share account statements, processing dividend payments, providing subaccounting services for shares held beneficially, forwarding shareholder communications to beneficial owners and receiving, tabulating and transmitting proxies executed by beneficial owners; provided, however, that if the National Association of Securities Dealers Inc. ("NASD") adopts a definition of "service fee" for purposes of Section 26(d) of the Rules of Fair Practice of the NASD that differs from the definition of "service activities" hereunder, or if the NASD adopts a related definition intended to define the same concept, the definition of "service activities" in this Paragraph shall be automatically amended, without further action of the parties, to conform to such NASD definition. Overhead and other expenses of NYLIFE Distributors related to its "service activities," including telephone and other communications expenses, may be included in the information regarding amounts expended for such activities.

  4. This Amended and Restated Plan shall not take effect with respect to a Fund, other than the Strategic Income Fund, until it has been approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of such Fund.

  5. This Plan shall not take effect until it, together with any related agreements, has been approved by votes of a majority of both (a) the Trustees of the Trust and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements.

  6. The Plan of Distribution shall continue in full force and effect as to the Funds for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 5.

  7. NYLIFE Distributors shall provide to the Trustees of the Trust and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

  8. This Plan may be terminated as to the Funds at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Funds on not more than 30 days' written notice to any other party to the Plan.

  9. This Plan may not be amended to increase materially the amount of distribution fee (including any Service Fee) provided for in paragraph 1 hereof unless such amendment is approved in the manner provided for initial approval in paragraph 4 hereof, and no material amendment to the Plan shall be made unless approved in the manner provided for approval and annual renewal in paragraph 5 hereof.

  10. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

  11. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

  12. The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or any Fund under this Plan, and NYLIFE Distributors or any other person, in asserting any rights or claims under this Plan, shall look only to the assets and property of the Trust or such Funds in settlement of such right or claim, and not to such Trustees or shareholders.

  In Witness Whereof, the Trust, on behalf of the Funds, and NYLIFE Distributors have executed this amended and restated Plan of Distribution as
of the   day of      , 1997.

                                          THE MAINSTAY FUNDS

                                          By: _________________________________
                                            Title:

                                          NYLIFE DISTRIBUTORS INC.

                                          By: _________________________________
                                            Title:

                                                                      EXHIBIT L

     ADDITIONAL INFORMATION REGARDING THE CURRENT CLASS B RULE 12B-1 PLANS

  Originally, Rule 12b-1 plans of distribution were adopted by each of the Funds (except the California Tax Free Fund, New York Tax Free Fund) for the then sole existing class of shares of the Funds. More specifically, Rule 12b-1 distribution plans were approved on September 8, 1994 by the sole initial shareholder of each of the International Bond Fund and International Equity Fund, on April 25, 1988 by the shareholders of the Total Return Fund, on May 29, 1987 by the sole initial shareholder of the Tax Free Bond Fund and on April 27, 1987 by the shareholders of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund and Value Fund. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such plans of distribution, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved the Plans of the Total Return Fund on October 26, 1987, initially approved the Plans of the Tax Free Bond Fund on April 27, 1987, initially approved the Plans of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund and Value Fund on April 28, 1986, and initially approved the Plans of the International Bond and International Equity Funds on July 25, 1994. In addition, on October 31, 1988, the Trustees of the Trust, including a majority of the Trustees who are not interested persons, amended the Tax Free Bond Fund's Plan to permanently reduce the amount of the distribution fee to be imposed subsequent to that date. On October 26, 1992, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, amended each of the plans of distribution to provide that a portion of the total amount of the distribution fee as a service fee, to pay for a variety of account maintenance and personal services to shareholders after the sale. On October 25, 1993, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, amended each of the plans of distribution to reflect that NYLIFE Distributors would serve as principal underwriter of the Funds' shares, effective January 1, 1994. Prior to the implementation of the multi-class distribution system the distribution plans in effect for the Funds were amended and redesignated and, now, are applicable only to the Class B shares of each Fund. The current plans were approved by shareholders on December 28, 1994. On October 30, 1995, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, amended the Class A Plans and the Class B Plans to clarify that the Plans contemplate payment for expenses that may generally be characterized as administrative.

  Regarding the California Tax Free Fund and New York Tax Free Fund, the Class B Plans were approved by the sole initial shareholder of the Class B shares of each Fund on December 31, 1994. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plans, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved such Plans now designated as the Class B Plans on October 24, 1994.

  At a meeting held on April 28, 1997, the Trustees of the Trust, including a majority of the Independent Trustees, approved the continuation of the Plans.

  For the fiscal year ended December 31, 1996, the Funds paid distribution and service fees pursuant to the Class B Plans as follows:

                                                                   AMOUNT OF FEE
                                                                    PURSUANT TO
                                                                   CLASS B PLAN
                                                                   -------------
   California Tax Free Fund.......................................  $    19,206
   Capital Appreciation Fund......................................    8,346,723
   Convertible Fund...............................................    5,623,832
   Government Fund................................................    7,206,791
   High Yield Corporate Bond Fund.................................   16,701,333
   International Bond Fund........................................      141,984
   International Equity Fund......................................      395,760
   New York Tax Free Fund.........................................       14,072
   Tax Free Bond Fund.............................................    2,367,663
   Total Return Fund..............................................    7,048,842
   Value Fund.....................................................    6,604,450

                              THE MAINSTAY FUNDS
                           [Name and Class of Fund]


     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the
                                  ---                          ---
following proposals:

         1 -  Election of Trustees:

          01) Edward J. Hogan                05) Harry G. Hohn        09) Alice T. Kane
          02) Nancy Maginnes Kissinger       06) Terry L. Lierman     10) John B. McGuckian
          03) Donald E. Nickelson            07) Donald K. Ross       11) Stephen Roussin
          04) Richard S. Trutanic            08) Walter W. Ubl

              [_]  FOR ALL                       [_]  WITHHOLD ALL

              [_]  FOR ALL EXCEPT                [to withhold authority to vote, mark "FOR
                                                 ALL EXCEPT" and write the nominee's number
                                                 on the line below.]

                                                 ------------------------------------------

         2 -  Approval of Management Agreement

              [_]  FOR                           [_]  AGAINST             [_]  ABSTAIN

         3A - Approval of Sub-Advisory Agreement Between the Manager and
              MacKay-Shields Financial Corporation

              [_]  FOR                           [_]  AGAINST             [_]  ABSTAIN

         5 -  Elimination or Revision of Certain Fundamental Investment
              Restrictions

              [_]  FOR                           [_]  AGAINST             [_]  ABSTAIN

              [_]   To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an
              "X" in the box at left AND indicate the number(s) (as set forth in the proxy statement) of the investment restriction(s) you do not want to change on this line:

              ------------------------------------------------------------------

         6 -  Ratification of the Selection of Price Waterhouse LLP as
              Independent Certified Public Accountants of the Trust


              [_]  FOR                           [_]  AGAINST             [_]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.
              ---

     YOUR SHAREHOLDER VOTE IS IMPORTANT!

     Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of each Fund's shares must be represented in person or by proxy. Please vote so your Fund can avoid the expense of another mailing.



                                                                          Code 1

                              THE MAINSTAY FUNDS
                           [Name and Class of Fund]
                        SPECIAL MEETING OF SHAREHOLDERS
                               October 24, 1997


     The undersigned hereby appoints A. Thomas Smith III and Sara L. Badler and each of them, his or her attorneys and proxies with full power of substitution to vote and act with respect to all shares of [Name and Class of Fund] listed in the accompanying proxy statement (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on October 24, 1997, at the offices of The MainStay Funds (the "Trust"), 51 Madison Avenue, New York, NY 10010, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR SHAREHOLDER VOTE IS IMPORTANT!

PLEASE VOTE BY MARKING YOUR PROXY
ON THE REVERSE SIDE, SIGN AND DATE IT
AND RETURN IT PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

                                     This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                                     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.



                                     ------------------------------------------
                                     Signature (Please Sign Within Box)    Date


                                     ------------------------------------------
                                     Signature (Joint Owners)              Date

                              THE MAINSTAY FUNDS
                           [Name and Class of Fund]


     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the
                                  ---                          ---
following proposals:

         1 -  Election of Trustees:

        01) Edward J. Hogan          05) Harry G. Hohn     09) Alice T. Kane
        02) Nancy Maginnes Kissinger 06) Terry L. Lierman  10) John B. McGuckian
        03) Donald E. Nickelson      07) Donald K. Ross    11) Stephen Roussin
        04) Richard S. Trutanic      08) Walter W. Ubl

               [_]  FOR ALL            [_]  WITHHOLD ALL

               [_]  FOR ALL EXCEPT     [to withhold authority to vote, mark
                                        "FOR ALL EXCEPT" and write the nominee's number on the line below.]

                                       -----------------------------------------
         2 -  Approval of Management Agreement

               [_]  FOR              [_]  AGAINST           [_]  ABSTAIN

         3A - Approval of Sub-Advisory Agreement Between the Manager and MacKay-
              Shields Financial Corporation

               [_]  FOR              [_]  AGAINST           [_]  ABSTAIN

         4 - Approval of Amendment to Plan of Distribution Pursuant to Rule 12b-1 for Class B shares

               [_]  FOR               [_]  AGAINST           [_]  ABSTAIN

         5 - Elimination or Revision of Certain Fundamental Investment Restrictions

               [_]  FOR               [_]  AGAINST           [_]  ABSTAIN

              [_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "X" in the box at left AND indicate the number(s) (as set forth in the proxy statement) of the investment restriction(s) you do not want to change on this line:

              -----------------------------------------------------------------

6 - Ratification of the Selection of Price Waterhouse LLP as Independent Certified Public Accountants of the Trust


               [_]  FOR               [_]  AGAINST           [_]  ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.
              ---

     YOUR SHAREHOLDER VOTE IS IMPORTANT!

     Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of each Fund's shares must be represented in person or by proxy. Please vote so your Fund can avoid the expense of another mailing.



                                                                          Code 2

                              THE MAINSTAY FUNDS
                           [Name and Class of Fund]

                        SPECIAL MEETING OF SHAREHOLDERS
                               October 24, 1997


     The undersigned hereby appoints A. Thomas Smith III and Sara L. Badler, and each of them, his or her attorneys and proxies with full power of substitution to vote and act with respect to all shares of [Name and Class of Fund] listed in the accompanying proxy statement (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on October 24, 1997, at the offices of The MainStay Funds (the "Trust"), 51 Madison Avenue, New York, NY 10010, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR SHAREHOLDER VOTE IS IMPORTANT!


PLEASE VOTE BY MARKING YOUR PROXY
ON THE REVERSE SIDE, SIGN AND DATE IT
AND RETURN IT PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.


                             This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                             Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.




                             ----------------------------------------
                             Signature (Please Sign Within Box)  Date


                             ----------------------------------------
                             Signature (Joint Owners)            Date

                              THE MAINSTAY FUNDS
                           [Name and Class of Fund]


     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the
                                  ---                          ---
following proposals:


         1 -  Election of Trustees:
              01) Edward J. Hogan               05) Harry G. Hohn         09) Alice T. Kane
              02) Nancy Maginnes Kissinger      06) Terry L. Lierman      10) John B. McGuckian
              03) Donald E. Nickelson           07) Donald K. Ross        11) Stephen Roussin
              04) Richard S. Trutanic           08) Walter W. Ubl

              [_]  FOR ALL                      [_]  WITHHOLD ALL

              [_]  FOR ALL EXCEPT               [to withhold authority to vote, mark "FOR ALL EXCEPT"
                                                and write the nominee's number on the line below.

                                                -----------------------------------------------------
         2 -  Approval of Management Agreement

              [_]  FOR                          [_]  AGAINST              [_]  ABSTAIN

         3B - Approval of Sub-Advisory Agreement Between the Manager and Monitor Capital Advisors, Inc.

              [_]  FOR                          [_]  AGAINST              [_]  ABSTAIN

         5 -  Elimination or Revision of Certain Fundamental Investment Restrictions

              [_]  FOR                          [_]  AGAINST              [_]  ABSTAIN

              [_]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "X" in the box at left AND indicate the number(s) (as set forth in the proxy statement) of the investment restriction(s) you do not want to change on this line:

              ------------------------------------------------------------------------------------

         6 -  Ratification of the Selection of Price Waterhouse LLP as Independent Certified
              Public Accountants of the Trust

              [_]  FOR                          [_]  AGAINST              [_]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.
              ---

     YOUR SHAREHOLDER VOTE IS IMPORTANT!

     Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of each Fund's shares must be represented in person or by proxy. Please vote so your Fund can avoid the expense of another mailing.



                                                                          Code 3

                              THE MAINSTAY FUNDS
                           [Name and Class of Fund]

                        SPECIAL MEETING OF SHAREHOLDERS
                                October 24, 1997


     The undersigned hereby appoints A. Thomas Smith III and Sara L. Badler, and each of them, his or her attorneys and proxies with full power of substitution to vote and act with respect to all shares of [Name and Class of Fund] listed in the accompanying proxy statement (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on October 24, 1997, at the offices of The MainStay Funds (the "Trust"), 51 Madison Avenue, New York, NY 10010, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR SHAREHOLDER VOTE IS IMPORTANT!

PLEASE VOTE BY MARKING YOUR PROXY
ON THE REVERSE SIDE, SIGN AND DATE IT
AND RETURN IT PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

                             This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                             Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.



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                             Signature (Please Sign Within Box)  Date


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                             Signature (Joint Owners)            Date